UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
Filed by Registrant ☑      Filed by a Party other than the Registrant☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
DWS MUNICIPAL INCOME TRUST

(Name of Registrant as Specified in Its Charter)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

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1)	Title of each class of securities to which transaction applies:

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4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

DWS DREMAN VALUE INCOME EDGE FUND, INC. (“DHG”)
DWS MULTI-MARKET INCOME TRUST (“KMM”)
DWS MUNICIPAL INCOME TRUST (“KTF”)
DWS STRATEGIC MUNICIPAL INCOME TRUST (“KSM”)
DWS STRATEGIC INCOME TRUST (“KST”)
345 PARK AVENUE
NEW YORK, NEW YORK 10154

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 28, 2009

This is the formal agenda for the joint annual meeting of DHG, KMM, KTF, KSM and KST (individually, a “Fund” and collectively, the “Funds”). It tells you the proposal that will be voted on and the time and place of the joint annual meeting, in the event you choose to attend in person.

To the shareholders of the Funds:

A joint annual meeting of the shareholders of each Fund will be held May 28, 2009 at 1:30 p.m. (Eastern time), at the New York Marriott East Side, 525 Lexington Avenue, New York, New York 10017 (the “Meeting”), to consider the following proposal (the “Proposal”):

PROPOSAL:	To elect Board Members to the Board of each Fund as outlined below:

(A)	For DHG, KMM and KST only, to elect five Board Members to the Board of each Fund; and

(B)	For KTF and KSM only, to elect six Board Members to the Board of each Fund, with four Board Members to be elected by the holders of Preferred and Common Shares voting together and two Board Members to be elected by holders of the Preferred Shares only.

The individuals named as proxies will vote in their discretion on any other business that properly may come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of the Funds at the close of business on March 31, 2009 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

THE BOARD OF YOUR FUND RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO ELECT EACH BOARD MEMBER.

In the event that the necessary quorum to transact business for a Fund is not obtained at the Meeting, the individuals named as proxies may propose one or more adjournments of a Fund’s Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable. In addition, the By-Laws of DHG,

KMM and KST state that the Chairman of the Meeting may adjourn the meeting with respect to one or more matters to be considered at the meeting whether or not a quorum is present with respect to such matter(s).

This notice and the related proxy material are being mailed to shareholders on or about April 17, 2009. This proxy is being solicited on behalf of your Fund’s Board.

By Order of the Board Members

John Millette
Secretary

April 14, 2009

We urge you to mark, sign, date and mail the enclosed proxy card in the postage-paid envelope provided or to record your voting instructions by telephone or via the Internet so that you will be represented at the Meeting. If you complete and sign the proxy card (or tell us how you want to vote by voting by telephone or via the Internet), we will vote it exactly as you tell us. If you simply sign the proxy card, we will vote it in accordance with the Board’s recommendation on the Proposal. Your prompt return of the enclosed proxy card (or your voting by telephone or via the Internet) may save the necessity and expense of further solicitations. If you have any questions, please call Georgeson Inc., your Fund’s proxy solicitor, at the special toll-free number we have set up for you (1-800-849-4134), or contact your financial advisor.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Both parties should sign, and the name(s) of the party or parties signing should conform exactly to the name(s) shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp	ABC Corp John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. F/b/o John B. Smith Jr.	John B. Smith
GMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

JOINT PROXY STATEMENT
FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS

April 14, 2009

GENERAL

This proxy statement (the “Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board Members of each of the DWS funds listed in the enclosed Notice of Joint Annual Meeting of Shareholders (each a “Fund” and collectively, the “Funds”), for the annual meeting of each Fund to be held jointly at the New York Marriott East Side, 525 Lexington Avenue, New York, New York 10017 on May 28, 2009 at 1:30 p.m. (Eastern time), and at any and all adjournments or postponements thereof (the “Meeting”), at which shareholders will be asked to consider the proposal (the “Proposal”). The principal executive address of the Funds is 345 Park Avenue, New York, New York 10154.

This Proxy Statement, along with the enclosed Notice of Joint Annual Meeting of Shareholders and the accompanying proxy cards (the “Proxy Card”), is being mailed to shareholders on or about April 17, 2009. It explains what you should know before voting on the matter described herein. Please read it carefully and keep it for future reference.

The term “Board,” as used herein, refers to a board of trustees/directors of a Fund. The term “Board Member,” as used herein, refers to a person who serves as a trustee or director of a Fund (a “Trustee” or “Director”).

The Meeting is being held to consider and to vote on the following Proposal for the Funds, as indicated below and as described more fully herein, and such other matters as properly may come before the Meeting:

PROPOSAL:	To elect Board Members to the Board of each Fund as outlined below:

(A)	For DHG, KMM and KST only, to elect five Board Members to the Board of each Fund; and

(B)	For KTF and KSM only, to elect six Board Members to the Board of each Fund, with four Board Members to be elected by the holders of Preferred and Common Shares voting together and two Board Members to be elected by holders of the Preferred Shares only.

The Board of each Fund recommends that shareholders vote
FOR the Proposal.

The vote required to approve the Proposal is described under “Proposal- Election of Board Members — Required Vote” and “Additional Information — Quorum and Required Vote.”

The appointed proxies will vote in their discretion on any other business that properly may come before the Meeting.

The most recent Annual Report of each Fund, containing audited financial statements for the applicable fiscal years (a “Report”), previously has been furnished to each Fund’s shareholders. An additional copy of a Report will be furnished without charge upon request by writing to a Fund at 222 South Riverside Plaza, Chicago, Illinois 60606-5808, or by calling 1-800-349-4281. Reports also are available on the DWS website at www.dws-investments.com or at the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov.

PROPOSAL
ELECTION OF BOARD MEMBERS

Shareholders of each Fund are being asked to elect Board Members to the Board of their Fund as described below.

For KMM and KST only. Board Members are elected pursuant to each Fund’s Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws. In March 2009, the By-Laws of each Fund were amended, in part, to provide for the division of the Board into classes. Pursuant to the amended By-Laws, the Board Members of each Fund classified themselves by resolution dated March 11, 2009 into three classes as follows: Ms. Dawn-Marie Driscoll and Messrs. Keith R. Fox, Richard J. Herring, William N. Searcy and Robert H. Wadsworth were designated as Class I Board Members, each to serve until the annual meeting of shareholders in 2009 and until the election and qualification of a successor or until such Board Member sooner dies, resigns, retires or is removed; Ms. Jean Gleason Stromberg and Messrs. Henry P. Becton Jr., Paul K. Freeman and William McClayton were designated as Class II Board Members, each to serve until the annual meeting of shareholders in 2010 and until the election and qualification of a successor or until such Board Member sooner dies, resigns, retires or is removed; and Ms. Rebecca W. Rimel and Messrs. John W. Ballantine, Kenneth C. Froewiss and Axel Schwarzer were designated as Class III Board Members, each to serve until the annual meeting of shareholders in 2011 and until the election and qualification of a successor or until such Board Member sooner dies, resigns, retires or is removed.

At each annual meeting beginning with this Meeting, the Class of Board Members elected at such meeting will be elected to hold office until the annual meeting held in the third succeeding year and until the election and qualification of such Board Member’s successor, if any, or until such Board Member sooner dies, resigns, retires or is removed.

At the Meeting, five (5) Class I Board Members are to be elected by shareholders of a Fund, each to hold office until the annual meeting of shareholders in 2012 and until such Board Member’s successor has been duly elected and qualified or until such Board Member sooner dies, resigns, retires or is removed. The Class I Board Member nominees for election at the Meeting are: Ms. Driscoll and Messrs. Fox, Herring, Searcy and Wadsworth.

For KTF and KSM only. Board Members are elected pursuant to each Fund’s Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws. Pursuant to the Amended and Restated Agreement and Declaration of Trust of each Fund, each Board may authorize separate classes of shares of beneficial interest. The Board of each Fund has authorized, and each Fund has issued, common shares of beneficial interest (the “Common Shares”) and preferred shares of beneficial interest (the “Preferred Shares”). The Common Shares and the Preferred Shares have different powers, rights, preferences and privileges, qualifications, limitations and restrictions with respect to, among other things, dividends, liquidation, redemption and voting as more fully set forth in the Certificate of Designation for Preferred Shares that established the Preferred Shares. For KTF, the Common Shares were first issued on October 20, 1988 and the Preferred Shares were first issued on July 24, 1989 (Series A, B, C and D) and November 24, 1999 (Series E). For KSM, the Common Shares were first issued on March 22, 1989 and the Preferred Shares were first issued on September 21, 1999. At the Meeting, the holders of the Preferred Shares, voting as a separate class, are entitled to elect two Board Members, and the holders of the Common Shares and the Preferred Shares, voting together as a single class, are entitled to elect four Board Members (as described below).

In March 2009, the By-Laws of each Fund were amended, in part, to provide for the division of the Board into classes. Pursuant to the amended By-Laws, the Board Members of each Fund classified themselves by resolution dated March 11, 2009 into three classes as follows: Ms. Dawn-Marie Driscoll and Messrs. Keith R. Fox, Richard J. Herring and William N. Searcy were designated as Class I Board Members, each to serve until the annual meeting of shareholders in 2009 and until the election and qualification of a successor or until such Board Member sooner dies, resigns, retires or is removed; Ms. Jean Gleason Stromberg and Messrs. Henry P. Becton Jr., Paul K. Freeman and William McClayton were designated as Class II Board Members, each to serve until the annual meeting of shareholders in 2010 and until the election and qualification of a successor or until such Board Member sooner dies, resigns, retires or is removed; and Ms. Rebecca W. Rimel and Messrs. John W. Ballantine and Kenneth C. Froewiss were designated as Class III Board Members, each to serve until the annual meeting of shareholders in 2011 and until the election and qualification of a successor or until such Board Member sooner dies, resigns, retires or is removed.

At each annual meeting beginning with this Meeting, the Class of Board Members elected at such meeting by holders of the Common Shares and Preferred Shares voting together will be elected to hold office until the annual meeting held in the third succeeding year and until the election and qualification of such Board Member’s successor, if any, or until such Board Member sooner dies, resigns, retires or is removed. The Board Members elected by the holders of the Preferred Shares, voting as a separate class, will continue to be elected to hold office until the next annual meeting and until the election and qualification of such Board Member’s successor, if any, or until such Board Member sooner dies, resigns, retires or is removed.

At the Meeting, four (4) Class I Board Members are to be elected by a Fund’s Common Shares and Preferred Shares voting together, each to hold office until the annual meeting of shareholders in 2012 and until such Board Member’s successor has been duly elected and qualified or until such Board Member sooner dies, resigns, retires or is removed; and two (2) Board Members are to be elected, by a Fund’s Preferred Shares voting as a separate class, each to hold office until the annual meeting of shareholders in 2010 and until such Board Member’s successor has been duly elected and qualified or until such Board Member sooner dies, resigns, retires or is removed. The Class I Board Member nominees for election at the Meeting are: Ms. Driscoll and Messrs. Fox, Herring and Searcy. The Preferred Board Member Nominees for election at the Meeting are: Messrs. Schwarzer and Wadsworth.

For DHG only. Pursuant to DHG’s Articles of Amendment and Restatement and By-Laws, the Board Members of DHG have been divided into three classes with each Class’ Board Members being elected to serve until the third succeeding annual meeting subsequent to their election. At the Meeting, five (5) Class II Board Members are to be elected by shareholders of the Fund for a term expiring at the annual meeting of shareholders in 2012 or until their successors have been duly elected and qualified. The Class II Board Member nominees for election at the Meeting are: Ms. Driscoll and Messrs. Fox, Herring, Searcy and Wadsworth.

The individuals nominated for election as Board Members of each Fund at the Meeting (the “Board Member Nominees”), were nominated by the Fund’s present Board. The Board Member Nominees are currently Board Members of each Fund, and are currently Board Members of other DWS funds advised by Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”). All the Board Member Nominees were last selected to each Fund’s Board, except DHG, at the previous annual meeting of shareholders in 2008. For DHG, all the Board Member Nominees, except Mr. Wadsworth, were last selected to DHG’s Board at the previous annual meeting of shareholders in 2008. Mr. Wadsworth was appointed to the Board of DHG as a Class II Board Member in October 2006 by the Fund’s initial Board Member.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the Board Member Nominees unless the proxy is marked otherwise. Each of the Board Member Nominees has agreed to serve as a Board Member of a Fund if elected. However, should any Board Member Nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by a Fund’s present Board.

Information is provided below as of April 1, 2009 for each Board Member Nominee for election at the Meeting and other Board Members. All of the Board Member Nominees, except Mr. Schwarzer, would be “non-

interested” Board Members, as that term is used in the Investment Company Act of 1940 (“Independent Board Members”). Mr. Schwarzer, CEO of DWS Investments, would be an “interested” Board Member by virtue of his positions with Deutsche Asset Management (“DeAM”). Each Board Member Nominee has indicated a willingness to serve if elected.

Unless otherwise noted, each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity.

Independent Board Members

Position with the
DWS Funds and
Length of Time
Name and	Business Experience and	Served;(2) and
Year of Birth(1)	Directorships During the Past 5 Years	Term of Office

John W. Ballantine (1946)	Retired; formerly: Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	Board Member since 1999;(4) and Term: as a Class I or Class III Board Member until 2011.

Henry P. Becton, Jr. (1943)	Vice Chair, WGBH Educational Foundation; Directorships: Association of Public Television Stations; Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Boston Museum of Science; Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation; former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	Board Member since 1990;(4) and Term: as a Class II or Class III Board Member until 2010.

Position with the
DWS Funds and
Length of Time
Name and	Business Experience and	Served;(2) and
Year of Birth(1)	Directorships During the Past 5 Years	Term of Office

Dawn-Marie Driscoll (1946)	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988); Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	Board Member since 1987;(3) and Term: as a Class I or Class II Board Member until 2009.

Keith R. Fox (1954)	Managing General Partner, Exeter Capital Partners (a series of private equity funds); Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	Board Member since 1996;(3) and Term: as a Class I or Class II Board Member until 2009.

Paul K. Freeman (1950)	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	Board Member since 2002;(4) Chairperson since 2009; and Term: as a Class II or Class III Board Member until 2010.

Kenneth C. Froewiss (1945)	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	Board Member since 2001;(4) and Term: as a Class I or Class III Board Member until 2011.

Position with the
DWS Funds and
Length of Time
Name and	Business Experience and	Served;(2) and
Year of Birth(1)	Directorships During the Past 5 Years	Term of Office

Richard J. Herring (1946)	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007); formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	Board Member since 1990;(3) and Term: as a Class I or Class II Board Member until 2009.

William McClayton (1944)	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	Board Member since 2004;(4) and Term: as a Class II or Class III Board Member until 2010.

Rebecca W. Rimel (1951)	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to 2007); Trustee, Pro Publica (2007-present) (charitable organization); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care (January 2007-June 2007)	Board Member since 1995;(4) and Term: as a Class I or Class III Board Member until 2011.

William N. Searcy, Jr. (1946)	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); formerly: Pension & Savings Trust Officer, Sprint Corporation (telecommunications) (November 1989-September 2003)	Board Member since 1993;(3) and Term: as a Class I or Class II Board Member until 2009.

Position with the
DWS Funds and
Length of Time
Name and	Business Experience and	Served;(2) and
Year of Birth(1)	Directorships During the Past 5 Years	Term of Office

Jean Gleason Stromberg (1943)	Retired; formerly: Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996); Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	Board Member since 1997;(4) and Term: as a Class II or Class III Board Member until 2010.

Robert H. Wadsworth (1940)	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	Board Member since 2004;(3) and Term: Annual or as a Class I or Class II Board Member until 2009.

Interested Board Member

Position with the
DWS Funds and
Length of Time
Name and	Business Experience and	Served;(2) and
Year of Birth(1)	Directorships During the Past 5 Years	Term of Office

Axel Schwarzer (1958)	Managing Director, Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly: board member of DWS Investments, Germany (1999-2005); Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	Board Member since 2006;(3) and Term: Annual or as a Class I or Class III Board Member until 2011.

(1)	Unless otherwise indicated, the mailing address of each Board Member is c/o Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904. The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154.

(2)	Each Board Member, except Mr. Wadsworth, currently oversees 133 funds in the DWS funds complex. Mr. Wadsworth currently oversees 136 funds in the DWS funds complex.

(3)	The length of time served represents the year in which the Board Member joined the Board of one or more DWS funds currently overseen by the Board.

As reported to the Funds, Exhibit A to this Proxy Statement sets forth the dollar range of securities beneficially owned and the amount of shares beneficially owned by each Board Member in each Fund as of March 31, 2009.

Under its Board Governance Policies, each Board has established the expectation that within three years of becoming a Board Member, a Board Member will have invested in the aggregate at least $200,000 in the DWS funds.

Officers

The officers of each Fund are set forth in Exhibit B hereto.

Compensation of Board Members and Officers

Each Independent Board Member receives compensation from the Funds for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Funds or any fund in the DWS fund complex.

Board Members and Fund officers who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

Exhibit C to this Proxy Statement sets forth compensation paid to each Board Member by each Fund for its most recently completed fiscal year and to each Board Member by the DWS funds complex for the calendar year ended December 31, 2008.

Certain Indemnification Arrangements

In addition to indemnification rights provided by the governing instruments of each Fund, Board Members may be eligible to seek indemnification from DIMA in connection with certain matters as follows. In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS funds (the “Affected Funds”), DIMA has agreed to indemnify and hold harmless the Affected Funds (“Fund Indemnification Agreement”) against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Affected Funds against the Affected Funds, their directors and officers, DIMA and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Affected Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify certain (or, with respect to certain Affected Funds, all) of the Independent Board Members of the Affected Funds, against certain liabilities the Independent Board Members may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Board Members in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds’ Board determines that the Independent Board Members ultimately would not be entitled to indemnification or (2) for any liability of the Independent Board Members to the Funds or their shareholders to which the Independent Board Member would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Board Member’s duties as a director or trustee of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Board Members or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the investment management agreements between DIMA and the Affected Funds.

Board Structure

The primary responsibility of each Fund’s Board is to represent the interests of the Fund and to provide oversight of the management of the Fund. If the Board Member Nominees are elected by shareholders, each Board will be comprised of one individual who would be an interested Board Member, and twelve individuals who would be Independent Board Members. SEC rules currently require a majority of the board members of a fund to be “independent” if the fund takes advantage of certain exemptive rules under the 1940 Act. If the proposed Board Member Nominees are elected by shareholders, 92% will be Independent Board Members. Each of the Board Member Nominees that will be considered an Independent Board Member, if elected, has been selected and nominated solely by the current Independent Board Members of each Fund.

Each Fund’s Board meets multiple times during the year to review investment performance and other operational matters, including regulatory and compliance related policies and procedures. Furthermore, the Independent Board Members review the fees paid to the Advisor and its affiliates for investment advisory services and other services. Each Board has adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Board Members in performing their duties. For example, the Independent Board Members select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters, and regularly meet privately with their counsel.

During calendar year 2008, the Boards of KSM and KST each met seven times and the Boards of DHG, KMM and KTF each met eight times. Each Board Member attended at least 75% of the respective meetings of the Boards and the Committees (if a member thereof) held during calendar year 2008.

The Board of each Fund provides a process for shareholders to send communications to the Board. Correspondence should be sent by U.S. mail or courier service to Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904, who will forward it to a specific Board Member if addressed to that Board Member.

Dr. Freeman has served as Chairperson of the Board of each Fund since January 1, 2009. He was elected for an initial three year term ending December 31, 2011.

The Board of each Fund has established the following standing committees: Audit Committee, Nominating and Governance Committee, Contract Committee, Equity Oversight Committee (for DHG only), Fixed-Income and Quant Oversight Committee, Operations Committee and Marketing and Shareholder Services Committee (each a “Committee”). For each Committee, a written charter setting forth the Committee’s responsibilities was adopted by each Board. The function, membership and number of meetings held in calendar year 2008 for each Committee is discussed below. All Committee members are Independent Board Members.

Audit Committee. The Audit Committee, which consists entirely of Independent Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) a Fund’s accounting and financial reporting policies and procedures, (3) a Fund’s compliance with legal and regulatory requirements related to accounting and financial reporting and (4) the qualifications, independence and performance of the independent registered public accounting firm for a Fund. It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for a Fund, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to a Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. Each Fund’s Audit Committee is governed by the Audit Committee Charter, a copy of which is attached as Exhibit D. Each Fund’s Audit Committee is comprised of only Independent Board Members who are “independent” as defined in the New York Stock Exchange (“NYSE”) and the Chicago Stock Exchange (“CHX”) listing standards applicable to closed-end funds. During the calendar year 2008, the Audit Committee of each Fund’s Board held six (6) meetings.

For the 2008 fiscal year, each Fund’s Audit Committee reviewed and discussed the audited financial statements with management. Each Fund’s Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). Each Fund’s independent registered public accounting firm provided the Fund’s Audit Committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Fund’s Audit Committee discussed with representatives of the independent registered public accounting firm their firm’s independence, including the matters described beginning on page 16. Based on its review of each Fund’s financial statements and discussions with management and the independent registered public accounting firm and other written disclosure provided by the independent registered public accounting firm, the Fund’s Audit Committee recommended to the Fund’s Board that the audited financial statements be included in the annual report provided to shareholders for the Fund’s 2008 fiscal year. The current members of each Fund’s Audit Committee are:

William McClayton (Chair)
Kenneth C. Froewiss (Vice Chair)
John W. Ballantine
Henry P. Becton, Jr.
Keith R. Fox
William N. Searcy, Jr.

Nominating and Governance Committee. The Nominating and Governance Committee, which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, Board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The Nominating and Governance Committee also reviews recommendations by shareholders for candidates for Board positions. Shareholders may recommend candidates for Board positions by forwarding their correspondence by US mail or courier service to Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904. Each Fund’s Nominating and Governance Committee is governed by the Nominating and Governance Committee Charter, a copy of which is attached as Exhibit E. Each Fund’s Nominating and Governance Committee is comprised of only Independent Board Members who are “independent” as defined in the NYSE and the CHX listing standards applicable to closed-end funds. The members of the Nominating and Governance Committee are Henry P. Becton, Jr. (Chair), Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton. During the calendar year 2008, the Nominating and Governance Committee of each Fund’s Board held five (5) meetings.

Contract Committee. The Contract Committee, which consists entirely of Independent Board Members, reviews at least annually, (a) a Fund’s financial arrangements with DIMA and its affiliates, and (b) a Fund’s expense ratios. The members of the Contract Committee are Robert H. Wadsworth (Chair), Keith R. Fox (Vice Chair), Henry P. Becton, Jr., Richard J. Herring, William McClayton and Jean Gleason Stromberg. During the calendar year 2008, the Contract Committee of each Fund’s Board held seven (7) meetings.

Fixed-Income and Quant Oversight Committee. The Fixed-Income and Quant Oversight Committee reviews the investment operations of those funds that primarily invest in fixed-income securities or are managed by a quantitative investment team. The members of the Fixed-Income and Quant Oversight Committee are William N. Searcy, Jr. (Chair), Jean Gleason Stromberg (Vice Chair), Dawn-Marie Driscoll, Kenneth C. Froewiss and Robert H. Wadsworth. During the calendar year 2008, the Fixed-Income Oversight Committee of each Fund’s Board held five (5) meetings.

Equity Oversight Committee (for DHG only). The Equity Oversight Committee reviews the investment operations of those funds that primarily invest in equity securities. The members of the Equity Oversight Committee are John W. Ballantine (Chair), William McClayton (Vice Chair), Henry P. Becton, Jr., Keith R. Fox, Richard J. Herring and Rebecca W. Rimel. During the calendar year 2008, the Equity Oversight Committee of DHG’s Board held five (5) meetings.

Operations Committee. The Operations Committee reviews the administrative operations, legal affairs and general compliance matters of a Fund. The Operations Committee reviews administrative matters related to the operations of a Fund, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of Fund assets and securities and such other tasks as the full Board deems necessary or appropriate. The Operations Committee also oversees the valuation of a Fund’s securities and other assets and determines, as needed, the fair value of Fund securities or other assets under certain circumstances as described in a Fund’s Valuation Procedures. The Operations Committee has appointed a Valuation Sub-Committee, which may make determinations of fair value required when the Operations Committee is not in session. The members of the Operations Committee are Dawn-Marie Driscoll (Chair), John W. Ballantine (Vice Chair), Kenneth C. Froewiss, Rebecca W. Rimel and William N. Searcy, Jr. The members of the Valuation Sub-Committee are Kenneth C. Froewiss (Chair), John W. Ballantine, Dawn-Marie Driscoll (Alternate), Rebecca W. Rimel (Alternate) and William N. Searcy, Jr. (Alternate). During the calendar year 2008, the Operations Committee held five (5) meetings and the Valuation Sub-Committee held no meetings.

Marketing and Shareholder Services Committee. The Marketing and Shareholder Services Committee reviews a Fund’s marketing program, sales practices and literature and shareholder services. The members of the Marketing and Shareholder Services Committee are Richard J. Herring (Chair), Dawn-Marie Driscoll (Vice Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Robert H. Wadsworth. During the calendar year 2008, the Marketing/Distribution/Shareholder Service Committee of each Fund’s Board held four (4) meetings.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Required Vote

Each Fund will vote separately on the election of Board Member Nominees. For DHG, KMM and KST only, the election of a Board Member Nominee requires the affirmative vote of a majority of the shares outstanding and entitled to vote. For KTF and KSM only, the election of a Board Member Nominee requires the affirmative vote of a plurality of the shares represented in person or by proxy at the Meeting.

Recommendation of the Board

The Board of your Fund believes that the election of each Board Member Nominee is in the best interests of your Fund. Accordingly, the Board unanimously recommends that shareholders vote FOR the election of each Board Member Nominee as set forth in the Proposal.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Each Board, including the Independent Board Members, has selected Ernst & Young LLP (“E&Y”) to act as independent registered public accounting firm to audit the books and records of each Fund for the current fiscal year. E&Y has served each Fund in this capacity since each Fund was organized and has no direct or indirect financial interest in any Fund except as the independent registered public accounting firm. E&Y will not be represented at the Meeting.

In connection with the audit of the 2007 and 2008 financial statements, the Funds entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by each Fund’s Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

The following table shows fees billed by E&Y to each Fund during the two most recent fiscal years: (i) for audit and non-audit services provided to the Fund, and (ii) for engagements for non-audit services preapproved by each Fund’s Audit Committee for DIMA and certain entities controlling, controlled by, or under common control with DIMA that provide ongoing services to the Fund (collectively, the “DIMA Entities”), which engagements relate directly to the operations and financial reporting of the Fund. Each Fund’s Audit Committee has reviewed whether E&Y’s receipt of non-audit fees from the Fund, DIMA and all DIMA Entities is compatible with maintaining E&Y’s independence.

	Audit
	Fees(1)	Audit Related Fees(2)		Tax Fees(3)		All Other Fees(4)
			DIMA		DIMA		DIMA
Name of Fund	Fund	Fund	Entities	Fund	Entities	Fund	Entities

DHG
2007	$52,955	$0	$250,000	$7,221	$486,614	$0	$0
2008	$67,750	$0	$0	$8,373	$382,000	$0	$0
KMM
2007	$49,344	$0	$250,000	$6,729	$486,614	$0	$0
2008	$56,424	$0	$0	$8,806	$382,000	$0	$0
KTF
2007	$51,719	$0	$250,000	$7,053	$486,614	$0	$0
2008	$52,812	$0	$0	$8,597	$382,000	$0	$0
KSM
2007	$49,329	$0	$250,000	$6,726	$486,614	$0	$0
2008	$49,967	$0	$0	$8,134	$382,000	$0	$0
KST
2007	$48,620	$0	$250,000	$6,630	$486,614	$0	$0
2008	$55,165	$0	$0	$8,980	$382,000	$0	$0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of each Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.” They were for services in connection with an assessment of internal controls and additional related procedures.

(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning. Fees billed were for tax compliance and tax return preparation.

(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees” and “Tax Fees.”

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre-approve (i) all services to be performed for a Fund by a Fund’s independent registered public accounting firm and (ii) all non-audit services to be performed by a Fund’s independent registered public accounting firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre-approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

All Non-Audit Fees.  The table below shows the aggregate non-audit fees billed by E&Y for services rendered to the Funds and to DIMA Entities for the two most recent fiscal years for each Fund.

	DHG	KMM	KTF	KSM	KST

2007	$1,978,161	$1,708,869	$1,709,193	$1,708,866	$1,708,770
2008	$1,865,106	$1,715,539	$1,715,330	$1,714,867	$1,715,713

In assessing E&Y’s independence, each Fund’s Audit Committee considers the opinions of Fund management.

E&Y advised the Fund’s Audit Committee that E&Y had identified four matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2006 and 2007, Deutsche Bank AG (“DB”) provided standard overdraft protection on a depository account and a guarantee of certain lease deposits to the E&Y member firm in Germany (“E&Y Germany”). DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. E&Y advised the Audit Committee that while neither of these arrangements was ever utilized by E&Y Germany, they could constitute lending type arrangements in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(1)(ii)(A) provides that an accountant is not independent when an accounting firm has a loan to or from an audit client.) E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that neither of the arrangements was ever utilized and, accordingly, E&Y Germany never had amounts outstanding to DB, these arrangements were immaterial to E&Y Germany and DB and the E&Y professionals responsible for the Fund’s audits were not aware of these arrangements. E&Y informed the Audit Committee that E&Y Germany has cancelled the overdraft arrangement and has terminated the guarantee on the lease deposits.

Second, E&Y advised the Fund’s Audit Committee that, in 2007 and 2008, DB provided standard overdraft protection on a depository account to the E&Y member firm in India (“E&Y India”). E&Y advised the Audit Committee that E&Y India utilized this arrangement twice in 2007; therefore, the arrangement constituted a lending type arrangement in violation of Rule 2-01(c)(1)(ii)(A) of Regulation S-X as described above. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the arrangement did not create a mutual or conflicting interest between E&Y and the Fund and that the arrangement did not involve the Fund, but rather affiliates of the Fund in the Investment Company Complex. E&Y

informed the Audit Committee that E&Y India has cancelled the overdraft arrangement.

Third, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional purchased interests in a fund sponsored by a subsidiary of Deutsche Bank AG that is not audited by E&Y. Subsequent to the purchase, the E&Y professional became a Covered Person (as defined by SEC rules) of the Fund as a result of providing non-audit services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

Finally, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional whose spouse owned interests in two DWS Funds that are not audited by E&Y, became a Covered Person of the Fund as a result of providing attest services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

ADDITIONAL INFORMATION

Proxy Costs. The Funds will pay the costs of preparing, printing and mailing the enclosed Proxy Card and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph for each Fund. In addition to solicitation by mail, certain officers and representatives of the Funds, officers and employees of DIMA and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies electronically, by telephone, by telegram or personally. Proxies that are obtained telephonically or electronically will be recorded in accordance with the procedures believed by the Funds to be reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card(s) originally sent with this Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may call 1-800-849-4134. Any proxy given by a shareholder is revocable until voted at the Meeting.

Quorum and Required Vote. Proxies are being solicited from each Fund’s shareholders by the respective Fund’s Board for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR election of all Board Member Nominees and as the persons named in the proxy determine on such other business as may come before the Meeting. In case any Board Member Nominee shall be unable or shall fail to act as a Board Member by virtue of an unexpected occurrence, persons named as proxies will vote in their discretion for such other nominee or nominees as the current Board Members may recommend. Except for Board Members elected solely by the holders of Preferred Shares of KTF and KSM, if an annual meeting is called for the purpose of considering the election of Board Members, and a then current Board Member up for election is not elected and such Board Member’s successor is not elected and qualified, then the current Board Member shall remain a member of the relevant class, holding office until the annual meeting held in the third succeeding year after such annual meeting is initially called and until the election and qualification of such Board Member’s successor, if any, or until such current Board Member sooner dies, resigns, retires or is removed. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to a Fund or in person at the time of the Meeting. For each Fund, except DHG, the presence at the Meeting of 30% of the shares of such Fund, respectively, outstanding and entitled to vote at the Meeting constitutes a quorum for the Meeting. Thus, the meeting for a particular Fund could not take place on its scheduled date if less than 30% of the shares of that Fund were represented. For DHG, the presence at the Meeting of a majority of the shares outstanding and entitled to vote at the Meeting constitutes a quorum for the Meeting. In the event that the necessary quorum to transact business is not present at the Meeting with respect to one or more Funds, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date with respect to those Funds. In addition, the By-Laws of DHG, KMM and KST state that the chairman of the Meeting may adjourn the Meeting with respect to one or more matter(s) to be considered at the Meeting whether or not a quorum is present with respect to such matter(s). Adjournment will subject a Fund to additional expenses. For DHG, an adjournment may not extend beyond a date 120 days after the Record Date. For purposes of determining the presence of a quorum for transacting business at the Meeting, “broker non-votes” will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote. Accordingly, shareholders are urged to forward their voting instructions promptly.

For each Fund, each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. For DHG, KMM and KST only, the election of a Board Member Nominee requires the affirmative vote of a majority of the shares outstanding and entitled to vote. For KTF and KSM only, the election of a Board Member Nominee requires the affirmative vote of a plurality of the shares represented in person or by proxy at the Meeting. As noted previously, the holders of the Preferred Shares of KTF and KSM, voting as a separate class for each respective Fund, are entitled to elect two Board Members and the holders of the Common Shares and Preferred Shares of KTF and KSM, voting together as a single class for each Fund, are entitled to elect the four Board Members. For the Proposal, abstentions and broker non-votes will have the effect of a vote against the Proposal.

Record Date and Method of Tabulation. Shareholders of record at the close of business on March 31, 2009 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. As of the Record Date, shares of the Funds were issued and outstanding as follows:

Fund Name	Shares Outstanding

DHG	52,140,425.98
KMM	24,256,668.41
KTF
Common	38,973,231.06
Preferred	53,000.00
KSM
Common	10,948,342.55
Preferred	2,800.00
KST	4,694,525.17

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting. For the Proposal, shareholders will vote by individual Fund.

The tellers will count shares represented by proxies that reflect “broker non-votes” (i.e., shares held by brokers or nominees as to which

(i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. For the Proposal, “broker non-votes” will have the effect of a vote against the Proposal. Accordingly, shareholders are urged to forward their voting instructions promptly.

Deutsche Bank Voting. Deutsche Bank Trust Company Americas (“Deutsche Bank Trust”) will vote any shares in accounts as to which Deutsche Bank Trust has voting authority, and shares in any other accounts as to which Deutsche Bank Trust is the agent of record, which are not otherwise represented in person or by proxy at the Meeting. Deutsche Bank Trust will vote shares of the Funds over which it has investment discretion in accord with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries. Deutsche Bank Trust will vote shares of the Funds for which it is the owner of record but does not have investment discretion, which are not otherwise represented in person or by proxy at the Meeting, in the same proportion as the votes cast by holders of all shares in the Funds otherwise represented at the Meeting. This practice is commonly referred to as “mirror” or “echo” voting. Deutsche Bank Trust and its affiliates will vote any shares held in proprietary accounts in accordance with their voting procedures.

Share Ownership. As of March 31, 2009, each Fund knows of no person who owns more than 5% of any of the outstanding shares of a class of the Fund, except as follows:

		Amount of Shares	Percentage
Fund Name and Class	Shareholder Name and Address	Owned	Owned

KTF Preferred	Citigroup Global Markets, Inc. 358 Greenwich Street New York, NY 10013	38,413	72.5%
KSM Preferred	Citigroup Global Markets, Inc. 358 Greenwich Street New York, NY 10013	1,653	59.0%

Collectively, for each Fund, the Board Members and executive officers of the Fund own less than 1% of such Fund’s outstanding shares. As of December 31, 2008, the Independent Board Members, Interested Board Member and executive officers did not own any Preferred Shares of KTF or KSM. The number of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.

Revocation of Proxies. Proxies, including proxies given by telephone or via the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the applicable Fund at One Beacon Street, Boston, MA 02108, (ii) by properly submitting a later-dated Proxy Card that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a proxy previously given.

Section 16 Beneficial Ownership Reporting Compliance. Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require each Fund’s officers and Board Members, DIMA, affiliated persons of DIMA and persons who own more than ten percent of a registered class of the Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the SEC. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based solely upon its review of the copies of such forms received by it, and written representations from certain reporting persons that no year-end reports were required for those persons, each Fund believes that during the fiscal year ended November 30, 2008 (September 30, 2008 for DHG), all filings were timely, except that Philip G. Condon, the portfolio manager, filed a late Form 4 for KTF. In addition, Philip G. Condon, the portfolio manager, and Robert H. Wadsworth, a Board Member, each filed a late Form 4 for KSM.

To the knowledge of the Funds, no shareholder of a Fund owns more than 10% of a Fund’s equity securities, except for the following filings on Schedule 13G:

•	On February 13, 2009 on behalf of Citigroup Inc. and its subsidiaries indicating shared beneficial ownership of 72.5% of the Preferred Shares of DWS Municipal Income Trust.

•	On December 9, 2008 on behalf of Citigroup Inc. and its subsidiaries indicating shared beneficial ownership of 38.6% of the Preferred Shares of DWS Municipal Income Trust.

•	On February 13, 2009 on behalf of Citigroup Inc. and its subsidiaries indicating shared beneficial ownership of 59.0% of the Preferred Shares of DWS Strategic Municipal Income Trust.

•	On December 9, 2008 on behalf of Citigroup Inc. and its subsidiaries indicating shared beneficial ownership of 56.9% of the Preferred Shares of DWS Strategic Municipal Income Trust.

Investment Manager. Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154, serves as each Fund’s Advisor and manager pursuant to an investment management agreement.

Deutsche Asset Management (“DeAM”) is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. DWS Investments is part of Deutsche Bank’s Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

SUBMISSION OF SHAREHOLDER PROPOSALS

Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholders’ meeting to be held in 2010 should send their written proposals to the Secretary of the applicable Fund at the following address: One Beacon Street, Boston, MA 02108.

It is currently anticipated that the next annual meeting of shareholders will be held in May 2010. A shareholder wishing to submit a proposal for inclusion in a Fund’s proxy statement for the 2010 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 should send such written proposal to the Secretary of the Fund within a reasonable time before the solicitation of proxies for such meeting. A Fund will treat any such proposal received no later than December 18, 2009 as timely. The timely submission of a proposal, however, does not guarantee its inclusion.

Each Fund has established advance notice requirements pursuant to its Amended and Restated By-Laws for the submission of shareholder proposals to be considered by shareholders at an annual meeting, which do not apply to holders of Preferred Shares of KTF and KSM to the extent set forth in the applicable By-Laws. Pursuant to the advance notice provisions of each Fund’s Amended and Restated By-Laws for nominations of individuals for election to the Board or other business to be properly brought before an annual meeting by a shareholder pursuant to the advance notice provisions, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund and such other business must otherwise be a proper matter for action by the shareholders. To be timely, a shareholder’s notice shall set forth all information required pursuant to the advance notice requirements and shall be delivered to the Secretary at the principal executive office of the Fund not earlier than November 18, 2009 nor later than 5:00 p.m., Eastern Time, on December 18, 2009. Each Fund’s advance notice requirements are set forth as follows: DHG in Exhibit F; KMM and KST in Exhibit G; and KTF and KSM in Exhibit H. The timely submission of a proposal, however, does not guarantee that it will be considered at the applicable annual meeting.

OTHER MATTERS TO COME BEFORE THE MEETING

No Board Member is aware of any matters that will be presented for action at the Meeting other than the matters set forth therein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Fund.

IF YOU HAVE ANY QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND TO DELIVER A PROXY CARD, PLEASE CONTACT GEORGESON INC. AT 1-800-849-4134.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND TO SIGN THE ENCLOSED PROXY CARD AND TO RETURN IT IN THE ENCLOSED ENVELOPE, OR TO FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 28, 2009:

The Notice of Meeting, Proxy Statement and Proxy Card are available at https://www.envisionreports.com/dws

EXHIBIT A

BOARD MEMBER SHARE OWNERSHIP

As of March 31, 2009, the Board Members and the officers of each Fund as a whole owned less than 1% of the outstanding shares of the Funds.

The following tables show the dollar range of equity securities beneficially owned and the amount of shares beneficially owned by each Board Member in each Fund as of March 31, 2009.

Each Board Member owns over $100,000 of shares on an aggregate basis in all DWS funds overseen by the Board Member as of March 31, 2009.

	Dollar Range of Equity Securities Beneficially Owned
													Interested
													Board
	Independent Board Members												Member
	John W.	Henry P.	Dawn-Marie	Keith R.	Paul K.	Kenneth C.	Richard J.	William	Rebecca W.	William N.	Jean Gleason	Robert H.	Axel
Fund Name	Ballantine	Becton, Jr.	Driscoll	Fox	Freeman	Froewiss	Herring	McClayton	Rimel	Searcy, Jr.	Stromberg	Wadsworth	Schwarzer

DWS Dreman Value Income Edge Fund, Inc.	0	0	0	0	0	0	0	0	0	0	0	$10,001- $50,000	0
DWS Multi-Market Income Trust	0	0	0	0	0	0	0	0	0	0	0	$10,001- $50,000	0
DWS Municipal Income Trust	0	0	0	0	0	0	0	0	0	0	0	$1-$10,000	0
DWS Strategic Municipal Income Trust	0	0	0	0	0	0	$10,001- $50,000	0	0	0	0	$50,001- $100,000	0
DWS Strategic Income Trust	0	0	0	0	0	0	0	0	0	0	0	$50,001- $100,000	0
Aggregate Dollar Range of Equity Securities Owned in All DWS Funds Overseen by the Nominee	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

A-1

	Amount of Shares Beneficially Owned
													Interested
													Board
	Independent Board Members												Member
	John W.	Henry P.	Dawn-Marie	Keith R.	Paul K.	Kenneth C.	Richard J.	William	Rebecca W.	William N.	Jean Gleason	Robert H.	Axel
Fund Name	Ballantine	Becton, Jr.	Driscoll	Fox	Freeman	Froewiss	Herring	McClayton	Rimel	Searcy, Jr.	Stromberg	Wadsworth	Schwarzer

DWS Dreman Value Income Edge Fund, Inc.	0	0	0	0	0	0	0	0	0	0	0	5,000	0
DWS Multi-Market Income Trust	0	0	0	0	0	0	0	0	0	0	0	5,334	0
DWS Municipal Income Trust	0	0	0	0	0	0	0	0	0	0	0	1,000	0
DWS Strategic Municipal Income Trust	0	0	0	0	0	0	1,300	0	0	0	0	5,500	0
DWS Strategic Income Trust	0	0	0	0	0	0	0	0	0	0	0	9,072	0

A-2

EXHIBIT B

OFFICERS

Unless otherwise indicated, the address of each officer below is One Beacon Street, Boston, Massachusetts 02108.

Name, Year of Birth,
Position(s) with the
Fund and Length of	Principal Occupation(s) During the Past 5 Years
Time Served(5)	and Other Directorships Held

Michael G. Clark (1965) President, 2006 — present(1)(3)	Managing Director(2), Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Paul H. Schubert (1963) Chief Financial Officer, 2004 — present Treasurer, 2005 — present(1)(3)	Managing Director(2), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

John Millette (1962) Vice President, 2008 — present Secretary, 1999 — present(1)	Director(2), Deutsche Asset Management

Caroline Pearson (1962) Assistant Secretary, 1997 — present(1)	Managing Director(2), Deutsche Asset Management

Rita Rubin (1970) Assistant Secretary, 2009 — present(1)(4)	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Vice President and Associate General Counsel, UBS Global Asset Management (2001-2004); Attorney, Kirkpatrick & Lockhart LLP (1999-2001)

B-1

Name, Year of Birth,
Position(s) with the
Fund and Length of	Principal Occupation(s) During the Past 5 Years
Time Served(5)	and Other Directorships Held

Paul Antosca (1957) Assistant Treasurer, 2007 — present(1)	Director(2), Deutsche Asset Management (since 2006); formerly Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)

Jack Clark (1967) Assistant Treasurer, 2008 — present(1)	Director(2), Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)

Diane Kenneally (1966) Assistant Treasurer, 2008 — present(1)	Director(2), Deutsche Asset Management

Jason Vazquez (1972) Anti-Money Laundering Compliance Officer, 2007 — present(1)(4)	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby (1962) Chief Compliance Officer, 2006 — present(1)(4)	Managing Director(2), Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson (1951) Chief Legal Officer, 2008-present(1)(4)	Director, Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel, and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

(1)	As a result of their respective positions held with DIMA, these individuals are considered “interested persons” of the Funds within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(2)	Executive title, not a board directorship.

(3)	Address: 345 Park Avenue, New York, New York 10154.

(4)	Address: 280 Park Avenue, New York, New York 10017.

(5)	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

B-2

EXHIBIT C

BOARD MEMBER COMPENSATION

The table below shows (i) the compensation paid to each Board Member by each Fund for its most recently completed fiscal year and (ii) the total compensation received by each Board Member from the DWS fund complex for the calendar year ended December 31, 2008. Mr. Schwarzer is an interested person of the Funds and received no compensation from the Funds or any fund in the DWS fund complex during the relevant periods. No Board Member of the Funds receives pension or retirement benefits from the Funds.

	Independent Board Members
																	Jean
	John W.	Henry P.		Dawn-Marie		Keith R.		Paul K.	Kenneth C.	Richard J.		William		Rebecca W.		William N.	Gleason	Robert H.
Fund Name	Ballantine	Becton, Jr.		Driscoll		Fox		Freeman	Froewiss	Herring		McClayton		Rimel		Searcy, Jr.	Stromberg	Wadsworth

DWS Dreman Value Income Edge Fund, Inc.	$3,282	$423		$513		$398		$4,226	$398	$423		$3,534		$398		$423	$398	$3,194
DWS Multi-Market Income Trust	$1,384	$237		$277		$227		$1,889	$227	$237		$1,556		$227		$237	$227	$1,341
DWS Municipal Income Trust	$2,084	$403		$482		$382		$2,832	$382	$403		$2,316		$382		$403	$382	$2,045
DWS Strategic Municipal Income Trust	$1,145	$164		$186		$157		$1,607	$157	$164		$1,287		$157		$164	$157	$1,112
DWS Strategic Income Trust	$801	$113		$124		$112		$1,116	$112	$113		$901		$112		$113	$112	$766
Total Compensation from Fund Complex(1)	$237,500	$246,000	(4)	$292,500	(3)(4)	$229,500	(4)	$255,000	$226,750	$240,000	(4)	$257,500	(2)	$233,500	(4)	$238,000	$225,500	$273,500

(1)	The fund complex is composed of 136 funds.

(2)	Mr. McClayton received $15,000 in calendar year 2008 for his participation in special ad hoc committee meetings in connection with the DWS funds board consolidation.

(3)	Includes $70,000 in annual retainer fees in Ms. Driscoll’s role as Chairperson of DWS funds.

(4)	Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the consolidation of the DWS fund boards and various funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the Funds’ direct shareholders (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $8,000 for Mr. Becton, $2,000 for Ms. Driscoll, $2,000 for Mr. Fox, $2,000 for Dr. Herring and $8,000 for Ms. Rimel. These meeting fees were borne by the DWS funds.

C-1

EXHIBIT D

DWS FUNDS

AUDIT COMMITTEE CHARTER
(EFFECTIVE APRIL 1, 2008)
As revised January 22, 2009

I.	PURPOSE

The Audit Committee is a committee of the Board of Trustees/Directors (the “Board”) of the DWS Funds. Its primary function is to assist the Board1 in fulfilling certain of its responsibilities. This Charter sets forth the responsibilities and powers of the Audit Committee. Except to the extent that certain powers of the Board are specifically delegated to the Audit Committee herein, it shall make such recommendations to the Board as it deems appropriate with respect to the matters set forth herein.

The Audit Committee serves as an independent and objective party to monitor the Funds’ accounting policies, financial reporting and internal control system, as well as the work of the independent auditors. The Audit Committee assists Board oversight of (1) the integrity of the Funds’ financial statements; (2) the Funds’ accounting and financial reporting policies and procedures, (3) the Funds’ compliance with legal and regulatory requirements related to accounting and financial reporting;2 (4) the independent auditors’ qualifications and independence; and (5) the performance of the Funds’ independent auditors. The Audit Committee also serves to provide an open avenue of communication among the independent auditors, the Adviser’s internal audit department, Fund management, and the Board.3

Although the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to establish accounting systems, to plan or conduct audits or to determine that the

 1 To the extent the Fund is organized as a Massachusetts business trust, any references to “directors” or “board members” shall be deemed to mean “trustees.”
 2 The Board has delegated to other committees oversight of various legal and regulatory requirements. The Audit Committee’s function is limited to the activities set out in Section IV.
 3 If the Fund is listed on the New York Stock Exchange, the Corporate Governance Standards require the Audit Committee’s charter to address, as one of the Committee’s purposes, that it assist Board oversight of “the performance of the company’s internal audit function.” Since the Fund has no internal audit function, this has not been included as one of the purposes of the Committee, although the Committee does serve to provide an open avenue of communication with the Adviser’s internal audit department, and reviews the scope, resources and findings and recommendations of the Adviser’s internal audit department as set forth in Section IV.B.2.

Funds’ financial statements are complete and accurate and have been prepared in accordance with generally accepted accounting principles. Accordingly, the responsibilities and powers of the Audit Committee shall be limited by recognition of the following general principles:

•	Fund management has the primary responsibility to establish and maintain systems for accounting, reporting and internal control.

•	The independent auditors have the primary responsibility to plan and implement a proper audit, including consideration of the Funds’ accounting, reporting and internal control practices.

II.	COMPOSITION

The Audit Committee shall be composed of three or more board members as determined by the Board, each of whom shall be an independent board member. For purposes of the Audit Committee, a board member is independent if:

•	he or she is not an “interested person” of the Fund as that term is defined in the Investment Company Act of 1940; and

•	he or she does not accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board in its business judgment (or must become financially literate within a reasonable time after his or her appointment to the Audit Committee). The Audit Committee will review the qualifications of its members and consider whether any of its members qualify as an “audit committee financial expert”4 as defined in

 4 An “audit committee financial expert” of a company is defined as a person who has all of the following attributes: (1) an understanding of generally accepted accounting principles (‘’GAAP”) and financial statements; (2) the ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves; (3) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the company’s financial statements, or experience actively supervising one or more persons engaged in such activities; (4) an understanding of internal controls and procedures for financial reporting; and (5) an understanding of audit committee functions. An audit committee financial expert must have acquired such attributes through any one or more of the following: (1) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions (or active supervision of such persons); or (2) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or (3) other relevant experience.

Form N-CSR.5 The Audit Committee will submit its recommendations in this regard to the Board for its final determination.

No member of the Audit Committee shall serve on the audit committee of three or more public companies (excluding the Funds), unless the Board determines that such simultaneous service would not impair the ability of the Audit Committee member to serve effectively on the Audit Committee.

III.	MEETINGS

The Audit Committee shall meet on a regular basis as it deems necessary or appropriate, and may hold special meetings as circumstances warrant.

As part of its job to foster open communication, the Audit Committee shall meet annually with senior Fund management responsible for accounting and financial reporting, the independent auditors, and representatives of the Adviser’s internal audit department in separate executive sessions to discuss any matters that the Audit Committee, or any of such other persons, believes should be discussed privately.

IV.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

A. Charter

Review this Charter annually and recommend changes, if any, to the Board.

B. Internal Controls

1.	Review annually with Fund management and the independent auditors:

(a)	the organizational structure, reporting relationship, adequacy of resources and qualifications of the senior Fund management personnel responsible for accounting and financial reporting; and

(b)	their separate evaluation of the adequacy and effectiveness of the Funds’ system of internal controls, including those of the Funds’ service providers.

 5 If the Fund is listed on the New York Stock Exchange, at least one member of the Audit Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment.

2.	Review with Fund management, the independent auditors and the Adviser’s internal audit department:

(a)	the Adviser’s internal audit department’s internal audit scope and plan related to the Funds’ systems for accounting, reporting and internal controls;

(b)	the responsibilities, resources and staffing of the Adviser’s internal audit department with respect to the activities in IV.B.2.(a) above; and

(c)	any significant internal audit findings or recommendations related to the Funds’ systems for accounting, reporting and internal controls and Fund management’s response.

3.	Establish procedures for the receipt, retention and treatment of complaints received by the Funds and/or the Audit Committee regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by officers and directors of the Fund or employees of the Adviser, principal underwriter and any provider of accounting-related services to the Fund of concerns regarding questionable accounting or auditing matters.

4.	Review at least annually, with Fund management and the independent auditors, policies for valuation of Fund portfolio securities and the frequency and magnitude of pricing errors.

C. Independent Auditors

1.	Approve, and recommend to the Board, the appointment, retention or termination of the independent auditors, and approve the fees and other compensation to be paid to the independent auditors. Such selection shall be pursuant to a written engagement letter approved by the Audit Committee, which shall provide that:

(a)	the Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight (such oversight shall include resolving disagreements between Fund management and the independent auditors regarding financial reporting) of the independent auditors; and

(b)	the independent auditors shall report directly to the Audit Committee.

2.	Pre-approve any engagement of the independent auditors to provide any services to the Funds, including the fees and other compensation to be paid to the independent auditors, except as set forth in Section IV.C.4 below. Notwithstanding the above, the independent auditors shall not perform any of the following non-audit services for the Funds (“prohibited non-audit services”):

(a)	bookkeeping or other services related to the accounting records or financial statements of the Funds;

(b)	financial information systems design and implementation;

(c)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(d)	actuarial services;

(e)	internal audit outsourcing services;

(f)	management functions or human resources;

(g)	broker or dealer, investment adviser, or investment banking services;

(h)	legal services and expert services unrelated to the audit; and

(i)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

3.	Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate”[6] of the Adviser providing ongoing services to the Funds), if the engagement relates directly to the operations and financial reporting of the Funds except as set forth in Section IV.C.4 below.

4.	Pre-approval by the Audit Committee with respect to engagements of the independent auditors is not required in the following circumstances:

(a)	The Chair of the Audit Committee (or, in his absence, the Vice Chair of the Audit Committee) may grant the pre-approval referenced in Sections IV.C. 2 and 3 above for non-prohibited services for engagements of less than $100,000. All such delegated pre-

 6 “Control affiliate” means any entity controlling, controlled by, or under common control with the Adviser.

approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(b)	Pre-approval of non-audit services for a Fund pursuant to Section IV.C. 2 above is not required, if:

(i)	the aggregate amount of all non-audit services provided to the Fund is less than 5% of the total fees paid by the Fund to the independent auditors during the fiscal year in which the non-audit services are provided; and

(ii)	the services were not recognized by Fund management at the time of the engagement as non-audit services; and

(iii)	such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

(c)	Pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to a Fund) pursuant to Section IV.C.3 above is not required, if:

(i)	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by such Fund, the Adviser and any “control affiliate” of the Adviser providing ongoing services to the Fund to the independent auditors during the fiscal year in which the non-audit services are provided;

(ii)	the services were not recognized by Fund management at the time of the engagement as non-audit services; and

(iii)	such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

5.	On an annual basis, review a report from the independent auditors describing:

(a)	the independent auditors’ internal quality-control procedures;

(b)	any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigations by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and

(c)	all relationships between the independent auditors and the Fund, so as to assess the auditors’ independence, including identification of all relationships the independent auditors have with the Fund and all significant relationships the independent auditors have with the Adviser (and any “control affiliate” of the Adviser) and any material service provider to the Fund (including, but not limited to, disclosures regarding the independent auditors’ independence required by Public Company Accounting Oversight Board Rule 3526 and compliance with the applicable independence provisions of Rule 2-01 of Regulation S-X).

In assessing the auditors’ independence, the Audit Committee shall take into account the opinions of Fund management and the Adviser’s internal audit department. The Committee will present its conclusions with respect to the independent auditors to the Board, and recommend that the Board take appropriate action, if any, in response to the independent auditors’ report to satisfy itself of the independent auditors’ independence.

6.	On an annual basis, review and evaluate the lead audit partner (such review to include consideration of whether, in addition to the regular rotation of the lead audit partner as required by law, in order to assure continuing auditor independence, there should be regular consideration of rotation of the firm serving as independent auditors).

7.	On an annual basis, meet with the independent auditors and Fund management to review the arrangements for and scope of the proposed audit for the current year and the audit procedures to be utilized.

8.	Review the management letter prepared by the independent auditors and Fund management’s response.

D. Financial Reporting Processes

1.	If the Fund is a listed closed-end investment company,

(a)	review with Fund management and the independent auditors, the Funds’ audited financial statements (including the opinion of the auditors) and recommend to the Board, if appropriate, that the audited financial statements be included in the Funds’ annual report to shareholders required by Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder;

(b)	review with Fund management and the independent auditors the Funds’ semi-annual financial statements; and

(c)	review the Funds’ process for declaring dividends and issuing dividend announcements and related press releases, as well as financial information and dividend guidance provided to analysts and rating agencies; and

(d)	review such other matters as may be required by any exchange on which a Fund’s shares are to be listed.

2.	Review with Fund management and the independent auditors the matters that auditing professional standards require to be communicated to the Audit Committee, including, but not limited to, the matters required to be discussed by Statement on Auditing Standards No. 61, including:

(a)	the independent auditors’ judgments about the quality, and not just the acceptability, of the Funds’ accounting principles as applied in its financial reporting;

(b)	the process used by Fund management in formulating estimates and the independent auditors’ conclusions regarding the reasonableness of those estimates;

(c)	all significant adjustments arising from the audit, whether or not recorded by the Fund;

(d)	when the independent auditors are aware that Fund management has consulted with other accountants about significant accounting and auditing matters, the independent auditors’ views about the subject of the consultation;

(e)	any disagreements with Fund management regarding accounting or reporting matters;

(f)	any difficulties encountered in the course of the audit, including any restrictions on the scope of the independent auditors’ activities or on access to requested information; and

(g)	significant deficiencies in the design or operation of internal controls.

3.	The independent auditors shall report, within 90 days prior to the filing of a Fund’s annual financial statements with the SEC, to the Audit Committee:

(a)	all critical accounting policies and practices to be used;

(b)	all alternative treatments of financial information within GAAP for policies and practices related to material items that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;

(c)	other material written communications between the independent auditors and Fund management including, but not limited to, any management letter or schedule of unadjusted differences; and

(d)	all non-audit services provided to an entity in the “investment company complex”[7] as defined in paragraph (f)(14) of Rule 2-01 of Regulation S-X that were not pre-approved by the Audit Committee.

 7 ‘’Investment company complex” includes: (1) an investment company and its investment adviser or sponsor; (2) any entity controlled by or controlling an investment adviser or sponsor in (1) above, or any entity under common control with any investment adviser or sponsor in (1) above if the entity: (A) is an investment adviser or sponsor or (B) is engaged in the business of providing administrative, custodian, underwriter, or transfer agent services to any investment company, investment adviser, or sponsor; and (3) an investment company or entity that would be an investment company but for the exclusions provided by Section 3(c) of the 1940 Act that has an investment adviser or sponsor included in (1) and (2) above. Investment adviser does not include a subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser. Sponsor is an entity that establishes a unit investment trust.

4.	Review, annually, with Fund management and the independent auditors, the Funds’ “disclosure controls and procedures”[8] and the Funds’ “internal control over financial reporting”[9] as defined in Rule 30a-3(c) and (d) under the Investment Company Act of 1940.

5.	Review with Fund management and the independent auditors a report by Fund management covering any Form N-CSR and Form N-Q filed, and any required certification of such filing, along with the results of Fund management’s most recent evaluation of the Funds’ “disclosure controls and procedures” and “internal control over financial reporting.”

E. Process Improvements

Review with the independent auditors and Fund management significant changes or improvements in accounting and auditing processes that have been implemented.

F. Legal and Compliance

1.	Review any legal or regulatory matters that arise that could have a material impact on the Funds’ financial statements.

2.	Review policies and procedures with respect to financial statement risk assessment and risk management, including

 8 “Disclosure controls and procedures” means controls and other procedures of a registered management investment company that are designed to ensure that information required to be disclosed by the investment company on Form N-CSR and Form N-Q is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by an investment company in the reports that it files or submits on Form N-CSR and Form N-Q is accumulated and communicated to the investment company’s management, including its principal executive officer or officers and principal financial officer or officers, or person performing similar functions, as appropriate to allow timely decisions regarding required disclosure.
 9 “Internal control over financial reporting” is a process designed by, or under the supervision of, the Funds’ principal executive and principal financial officers, or persons performing similar functions, and effected by the Funds’ Board, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and includes those policies and procedures that: 1 . Per tai n to th em ain ten anc e of rec ord s tha ti n rea son abl ed eta il ac cur ate ly and f air ly ref lec t th e tra nsac tio ns an d disp osi tio ns of th e ass ets of t he Fu nd; 2 . Pro vi de rea so nab le as sur an ce tha t t ran sa cti on s a re rec or ded as ne ce ssa ry to pe rmi t pr epa rat ion o f fi nan cia l sta tem ent s in acco rda nce wit h GAA P, a nd t hat r ece ipt s an d exp end itu res of th e Fu nd ar eb ein g mad eo nly i n acc orda nce w ith au tho riz ati on of ma nag eme nt an dd ire cto rs of th e Fun d; an d 3 . P rov ide rea son ab le a ssu ran ce reg ard ing pr eve nti on or tim ely det ect io n of un aut hor ize d ac qui sit ion , use or di spo sit ion of th e Fu nds ' ass ets that cou ld ha ve a mat eria l ef fec t on t he fi nan cia l st ate men ts.

the steps Fund management has taken to monitor and control such risk exposures.[10]

3.	Establish clear hiring policies for the Funds with respect to employees or former employees of the independent auditors, and review similar policies of the Adviser in this regard.

G. Other Responsibilities

1.	Review, annually, the performance of the Audit Committee.

2.	If the Fund is a listed closed-end investment company, prepare a report of the Audit Committee as required to be included in the annual proxy statement.[11]

3.	Investigate any other matter brought to its attention within the scope of its duties, and have the authority in its discretion to retain legal, accounting or other experts or consultants to advise the Audit Committee, at the expense of the Fund, if, in the Committee’s judgment, that is appropriate.

4.	Perform any other activities consistent with this Charter, the Funds’ Charter, By-Laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

5.	Maintain minutes of Committee meetings; report its significant activities to the Board; and make such recommendations to the Board as the Audit Committee may deem necessary or appropriate.

H. Frequency of Reviews

Except as otherwise specifically provided herein, the Audit Committee shall review the matters recited in this Charter at such times and with such frequency as it deems necessary or appropriate, or as the Board may otherwise direct.

 10 The Board has delegated to other committees oversight related to investment risks.
 11 Item 407(d) of Regulation S-K requires each proxy statement relating to a shareholder meeting at which directors are to be elected to include a report, followed by the name of each Audit Committee member, stating whether: (1) the Committee has reviewed and discussed the audited financial statements with management, (2) the Committee has discussed with the independent auditors the matters required to be discussed by SAS 61, (3) the Committee has received the written disclosures and the letter from the independent auditors required by the requirements of the Public Company Accounting Oversight Board, and has discussed with the independent auditors their independence, and (4) based on the review and discussions referred to in paragraphs (1) through (3), the Audit Committee recommended to the Board that the audited financial statements be included in the Funds’ annual report to shareholders required by Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder.

V.	FUNDING

The Audit Committee shall receive appropriate funding, as determined by the Audit Committee, for payment of (i) compensation to the independent auditors for approved audit or non-audit services for the Fund; (ii) compensation to any legal, accounting or other experts or consultants retained by the Audit Committee pursuant to Section IV.G.3 above and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

EXHIBIT E

DWS FUNDS

NOMINATING AND GOVERNANCE COMMITTEE CHARTER
(EFFECTIVE APRIL 1, 2008)

I.	PURPOSE

The Nominating and Governance Committee (the “Committee”) is a committee of the Board of Trustees/Directors (the “Board”) of the DWS Funds. Its primary function is to recommend individuals for membership on the Board, to nominate officers, board and committee chairs and committee members and to oversee the operations of the Board. The Committee shall make such recommendations to the Board as it deems appropriate with respect to the matters set forth herein.

II.	COMPOSITION

The Committee shall be composed of three or more board members1 as determined by the Board, each of whom shall be an independent board member. For purposes of the Nominating and Governance Committee, a board member is independent if he or she is not an “interested person” of the Fund as that term is defined in the Investment Company Act of 1940.

III. MEETINGS

The Committee shall meet on a regular basis as it deems necessary or appropriate and may hold special meetings as circumstances warrant.

IV.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Committee shall:

A. Board Nominations

1.	Recommend individuals for membership on the Board, including recommendations of any general qualification standards for evaluation of such candidates.

2.	Recommend individuals for election as Chair and Vice Chair (if any) of the Board.

 1 To the extent the Fund is organized as a Massachusetts business trust, any references to “directors” or “board members” shall be deemed to mean “trustees.”

3.	Evaluate candidates recommended for membership on the Board. Recommendations for candidates may come from shareholders, from other directors or from the Fund’s investment manager. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail to a designated post office box.

B. Committee Nominations and Functions

1.	Review at least annually the charters of committees of the Board.

2.	Recommend individuals for membership on all committees and review committee assignments at least annually.

3.	Recommend individuals for Chair and Vice Chair of all committees.

C.	Officers Nominations and Functions

Recommend individuals for election as officers of the Funds.

D. Board Operations

1.	Review matters related to the compensation of board members.

2.	Review matters related to the Funds’ Code of Ethics and potential conflicts of interests.

3.	Review other matters related to the operation of the Board, including policies relating to retirement of board members, ownership of fund shares by board members and other governance matters.

4.	Review at least annually the effectiveness of board and committee operations.

E. Proxy Voting

1.	At least annually, review policies and procedures relating to the voting of proxies for Fund portfolio investments.

2.	Review quarterly reports regarding the implementation of such policies.

F. Engagement of Counsel

1.	Review matters related to the engagement of counsel for the Funds and counsel for the independent board members.

G.	Frequency of Reviews

Except as otherwise specifically provided herein, the Committee shall review the matters recited in this Charter at such times and with such frequency as it deems necessary or appropriate, or as the Board may otherwise direct.

H. Other Powers and Responsibilities

1.	Review this Charter annually and recommend changes, if any, to the Board.

2.	Investigate any other matter brought to its attention within the scope of its duties.

3.	Perform any other activities consistent with this Charter, the Fund’s Charter, By-Laws and governing law, as the Committee or the Board deems necessary or appropriate.

4.	The Committee may consult with counsel to the Funds and counsel to the independent board members and, subject to the approval of the Board, may retain such other outside counsel, consultants or other experts at the expense of the Fund as the Committee may deem appropriate.

5.	Maintain minutes of Committee meetings, report its significant activities to the Board, and make such recommendations to the Board as the Committee deems necessary or appropriate.

EXHIBIT F

ADVANCE NOTICE REQUIREMENTS FOR
DWS DREMAN VALUE INCOME EDGE FUND, INC.

The following is an excerpt from the Amended and Restated By-Laws for DWS Dreman Value Income Edge Fund, Inc. The excerpt is qualified in its entirety by the complete Amended and Restated By-Laws for DWS Dreman Value Income Edge Fund, Inc. Any terms not defined herein have the meaning set forth in the Amended and Restated By-Laws.

9.11	Advance Notice of Shareholder Nominees for Directors and Other Shareholder Proposals.

(a) Annual Meetings of Shareholders.

(1)	Nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by the Shareholders may be made at an annual meeting (i) pursuant to the Corporation’s notice of meeting given by the Secretary of the Corporation pursuant to Section 9.5 of these Bylaws, (ii) by or at the direction of the Board of Directors or (iii) by any Shareholder of the Corporation if such Shareholder (A) can demonstrate to the Corporation record ownership of shares of the Corporation’s stock, both as of the time the Shareholder Notice (as defined below) was delivered to the Secretary of the Corporation as provided in paragraph (2) of this Section 9.11(a) and at the time of the annual meeting, (B) is entitled to vote the applicable shares at the meeting and (C) has complied with the procedures set forth in this Section 9.11(a). The requirements of this Section 9.11 shall apply to any business to be brought before an annual meeting by a Shareholder whether such business is to be included in the Corporation’s proxy statement pursuant to Rule 14a-8 of the proxy rules (or any successor provision) promulgated under the 1934 Act, presented to Shareholders by means of an independently financed proxy solicitation or otherwise presented to Shareholders.

(2)	For nominations or other business to be properly brought before an annual meeting by a Shareholder pursuant to clause (iii) of paragraph (a)(1) of this Section 9.11, the Shareholder must have given timely notice thereof in writing to the Secretary of the Corporation (a “Shareholder Notice”) and such other business must otherwise be a proper matter for action by the Shareholders. To be timely, a Shareholder Notice shall be delivered to the Secretary at the principal executive office of the Corporation not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date on which notice of the prior year’s annual meeting was first given to Shareholders; provided, however, that in the event that the date of the annual meeting set forth in a notice of meeting given by the Secretary of the Corporation pursuant to Section 9.5 of these Bylaws is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, the Shareholder Notice, to be timely, must be so delivered not earlier than the 120th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the tenth day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall any postponement or adjournment of an annual meeting, or the public announcement thereof, commence a new time period (or extend any time period) for the giving of a Shareholder Notice. To be in proper form, a Shareholder Notice (whether given pursuant to this Section 9.11(a)(2) or Section 9.11(b)) shall: (i) set forth as to each individual whom the Shareholder proposes to nominate for election or reelection as a director, (A) the name, age, date of birth, nationality, business address and residence address of such individual, (B) the class, series and number of any shares of stock of the Corporation that are owned of record or beneficially by such individual, (C) the date such shares were acquired and the investment intent of such acquisition, (D) whether such Shareholder believes any such individual is, or is not, an “interested person” of the Corporation, as defined in the 1940 Act and information regarding such individual that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Corporation, to make such determination, (E) all other information relating to such individual that would be required to be disclosed in a proxy statement or otherwise required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Regulation 14A (or any successor provision) under the 1934 Act and the rules and regulations thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (F) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such Shareholder and any Shareholder Associated Person (as defined below), if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 promulgated under Regulation S-K if the Shareholder making the nomination and any Shareholder Associated Person, or any affiliate or associate thereof or Person acting in concert therewith, were the “registrant” for purposes of such Item and the nominee were a director or executive officer of such registrant; (ii) if the Shareholder Notice relates to any business other than a nomination of a director or directors that the Shareholder proposes to bring before the meeting, set forth (A) a brief description of the business desired to be brought before the meeting, the reasons for proposing such business at the meeting and any material interest in such business of such Shareholder and any Shareholder Associated Person, individually or in the aggregate, including any anticipated benefit to the Shareholder and any Shareholder Associated Person therefrom and (B) a description of all agreements, arrangements and understandings between such Shareholder and such Shareholder Associated Person, if any, and any other Person or Persons (including their names) in connection with the proposal of such business by such Shareholder; (iii) set forth, as to the Shareholder giving the Shareholder Notice and any Shareholder Associated Person, (A) the class, series and number of all shares of stock of the Corporation which are, directly or indirectly, owned beneficially and of record by such Shareholder and by such Shareholder Associated Person, if any, and the nominee holder for, and number of, shares owned beneficially but not of record by such Shareholder and by any such Shareholder Associated Person, (B) any option, warrant, convertible security, stock appreciation right or similar right with an exercise or conversion privilege or settlement payment date or mechanism at a price related to any class or series of shares of the Corporation or with value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such Shareholder and by such Shareholder Associated Person, if any, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (C) any proxy, contract, arrangement, understanding or relationship pursuant to which such Shareholder and such Shareholder Associated Person, if any, has a right to vote any shares of any security of the Corporation, (D) any short interest in any security of the Corporation (for purposes of this Section 9.11(a)(2), a Person shall be deemed to have a short interest in a security if such Person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (E) any rights to dividends on the shares of the Corporation owned beneficially by such Shareholder or Shareholder Associated Person, if any, that are separated or separable from the underlying shares of the Corporation, (F) any proportionate interest in the shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership or other entity in which such Shareholder or Shareholder Associated Person, if any, is a general partner or holds a similar position or, directly or indirectly, beneficially owns an interest in a general partner or entity that holds a similar position, (G) any performance-related fees (other than an asset-based fee) that such Shareholder or Shareholder Associated Person, if any, is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of the Shareholder Notice, including without limitation any such interest held by members of such Shareholder’s or Shareholder Associated Person’s, if any, immediate family sharing the same household (which information shall be supplemented by such Shareholder or Shareholder Associated Person, if any, not later than ten days after the record date for the meeting to disclose such ownership as of the record date) and (H) any other derivative positions held of record or beneficially by the Shareholder and any Shareholder Associated Person and whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding has been made, the effect or intent of which is to mitigate or otherwise manage benefit, loss or risk of share price changes or to increase or decrease the voting power of, such Shareholder or any Shareholder Associated Person with respect to the Corporation’s securities; (iv) set forth, as to the Shareholder giving the Shareholder Notice and any Shareholder Associated Person, (A) the name and address of such Shareholder as they appear on the Corporation’s stock ledger and current name and address, if different, and of such Shareholder Associated Person and (B) any other information relating to such Shareholder and Shareholder Associated Person, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Regulation 14A (or any successor provision) under the 1934 Act and the rules and regulations thereunder; (v) set forth, to the extent known by the Shareholder giving the Shareholder Notice, the name and address of any other Shareholder or beneficial owner of shares of the Corporation’s stock supporting the nominee for election or reelection as a director or the proposal of other business on the date of the applicable Shareholder Notice; (vi) with respect to each nominee for election or reelection as a director, be accompanied by a completed and signed questionnaire, representation and agreement required by Section 9.12 of these Bylaws; (vii) set forth any material interest of the Shareholder providing the Shareholder Notice, or any Shareholder Associated Person, in the matter proposed (other than as a Shareholder of the Corporation); and (viii) include a representation that the Shareholder or an authorized representative thereof intends to appear in person at the meeting to act on the matter(s) proposed. With respect to the nomination of an individual for election or reelection as a director pursuant to Section 9.11(a)(1)(iii), the Corporation may require the proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable Shareholder’s understanding of the independence, or lack thereof, of such nominee. If a nominee fails to provide such written information within five Business Days, the information requested may be deemed by the Board of Directors not to have been provided in accordance with this Section 9.11.

(3)	Notwithstanding anything in the second sentence of subsection (a)(2) of this Section 9.11 to the contrary, in the event the Board of Directors increases the number of directors and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a Shareholder Notice required by this Section 9.11(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive office of the Corporation not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Corporation.

(4)	For purposes of this Section 9.11, “Shareholder Associated Person” of any Shareholder shall mean (i) any Person controlling, directly or indirectly, or acting in concert with, such Shareholder, including any beneficial owner of the Corporation’s securities on whose behalf a nomination or proposal is made, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such Shareholder and (iii) any Person controlling, controlled by or under common control with such Shareholder Associated Person. For purposes of the definition of Shareholder Associated Person, the term “control” (including the terms “controlling,” “controlled by” and “under common control with”) has the same meaning as in Rule 12b-2 under the 1934 Act.

(b)	Special Meetings of Shareholders. Only such business shall be conducted at a special meeting of Shareholders as shall have been brought before the meeting pursuant to the notice of meeting given by the Secretary of the Corporation pursuant to Section 9.5 of these Bylaws. Nominations of individuals for election to the Board of Directors may be made at a special meeting of Shareholders at which directors are to be elected (i) pursuant to the Corporation’s notice of meeting given by the Secretary of the Corporation pursuant to Section 9.5 of these Bylaws, (ii) by or at the direction of the Board of Directors or (iii) provided that the Board of Directors has determined that directors shall be elected at such special meeting, by any Shareholder of the Corporation if such Shareholder (A) can demonstrate to the Corporation record ownership of such shares both as of the time the Shareholder Notice was delivered to the Secretary of the Corporation as provided in Section 9.11(a)(2) of these Bylaws and at the time of the special meeting, (B) is entitled to vote the applicable shares at the special meeting and (C) has complied with the procedures set forth in this Section 9.11 as to such nomination. In the event that a special meeting of Shareholders is called for the purpose of electing one or more individuals to the Board of Directors, any Shareholder may nominate an individual or individuals (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the Shareholder Notice required by paragraph (2) of Section 9.11(a) of these Bylaws shall be delivered to the Secretary at the principal executive office of the Corporation not earlier than the 120th day prior to such special meeting of Shareholders and not later than 5:00 p.m., Eastern Time, on the 90th day prior to such special meeting or, if the first public announcement of the date of such special meeting of Shareholders is less than 100 days prior to the date of such special meeting, the tenth day following the day on which public announcement is first made of the date of the special meeting of Shareholders and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall any postponement or adjournment of a special meeting of Shareholders, or the public announcement thereof, commence a new time period (or extend any time period) for the giving of a Shareholder Notice.

(c)	General.

(1)	Upon written request by the Secretary or the Board of Directors or any committee thereof, any Shareholder proposing a nominee for election as a director or any proposal for other business at a meeting of Shareholders shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), written verification, satisfactory, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted by the Shareholder pursuant to this Section 9.11. If a Shareholder fails to provide such written verification within such period, the information as to which written verification was requested may be deemed by the Board of Directors not to have been provided in accordance with this Section 9.11. Notwithstanding anything herein to the contrary, the Corporation shall have no obligation to inform a Shareholder of any defects with respect to the timing or substance of a Shareholder Notice or give such Shareholder an opportunity to cure any defects.

(2)	Only such individuals who are nominated in accordance with the procedures set forth in this Section 9.11 shall be eligible for election by Shareholders as directors, and only such business shall be conducted at a meeting of Shareholders as shall have been brought before the meeting in accordance with the procedures set forth in these Bylaws. Except as otherwise provided by law, the charter of the Corporation or these By-laws, the chairman presiding over the meeting of Shareholders shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the charter or these Bylaws and, if any proposed nomination or business is not in compliance with the procedures set forth in the charter and these Bylaws, to declare that such defective proposal or nomination shall be disregarded. Any determination by the chairman presiding over a meeting of Shareholders shall be binding on all parties.

(3)	For purposes of this Section 9.11, “public announcement” shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or comparable news service, (ii) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the 1934 Act or the 1940 Act and the rules and regulations promulgated thereunder or (iii) on a Web site accessible to the public maintained by the Corporation or by its investment manager or an affiliate of such investment manager with respect to the Corporation.

(4)	Notwithstanding the foregoing provisions of this Section 9.11, a Shareholder shall also comply with all applicable law, including, without limitation, requirements of state law and of the 1934 Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 9.11. Nothing in this Section 9.11 shall be deemed to affect any right of the holders of any class or series of the Corporation’s preferred stock (if any) if and to the extent provided under law, the charter of the Corporation or these Bylaws.

EXHIBIT G

ADVANCE NOTICE REQUIREMENTS FOR
DWS MULTI-MARKET INCOME TRUST (“KMM”)
DWS STRATEGIC INCOME TRUST (“KST”)

The following is an excerpt from the Amended and Restated By-Laws for KMM and KST. The excerpt is qualified in its entirety by the complete Amended and Restated By-Laws for KMM and KST. Any terms not defined herein have the meaning set forth in the Amended and Restated By-Laws.

9.9	Advance Notice of Shareholder Nominees for Trustees and Other Shareholder Proposals.

(a)	Annual Meetings of Shareholders.

(1)	Nominations of individuals for election to the Board of Trustees and the proposal of other business to be considered by the Shareholders may be made at an annual meeting (i) pursuant to the Trust’s notice of meeting given by the Secretary or Trustees pursuant to Section 9.3 of these By-laws, (ii) by or at the direction of the Board of Trustees or (iii) by any Shareholder if such Shareholder (A) can demonstrate to the Trust record ownership of Shares both as of the time the Shareholder Notice (as defined below) was delivered to the Secretary as provided in Section 9.9(a)(2) of these By-laws and at the time of the annual meeting, (B) is entitled to vote the applicable Shares at the meeting and (C) has complied with the procedures set forth in this Section 9.9(a). The requirements of this Section 9.9 will apply to any business to be brought before an annual meeting by a Shareholder whether such business is to be included in the Trust’s proxy statement pursuant to Rule 14a-8 of the proxy rules (or any successor provision) promulgated under the 1934 Act, presented to Shareholders by means of an independently financed proxy solicitation or otherwise presented to Shareholders.

(2)	For nominations or other business to be properly brought before an annual meeting by a Shareholder pursuant to clause (iii) of paragraph (a)(1) of this Section 9.9, the Shareholder must have given timely notice thereof in writing to the Secretary of the Trust (a “Shareholder Notice”) and such other business must otherwise be a proper matter for action by the Shareholders. To be timely, a Shareholder Notice shall be delivered to the Secretary at the principal executive office of the Trust not earlier than the 150th day and not later than

5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date on which notice of the prior year’s annual meeting was first given to Shareholders. However, in the event that the date of the annual meeting set forth in a notice of meeting given by the Secretary or Trustees pursuant to Section 9.3 of these By-laws is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, the Shareholder Notice, to be timely, must be so delivered not earlier than the 120th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the tenth day following the day on which public announcement of the date of such meeting is first made by the Trust. In no event shall any postponement or adjournment of an annual meeting, or the public announcement thereof, commence a new time period (or extend any time period) for the giving of a Shareholder Notice. To be in proper form, a Shareholder Notice (whether given pursuant to this Section 9.9(a)(2) or Section 9.9(b)) shall: (i) set forth as to each individual whom the Shareholder proposes to nominate for election or reelection as a Trustee, (A) the name, age, date of birth, nationality, business address and residence address of such individual, (B) the class, series and number of any shares of beneficial interest of the Trust that are owned of record or beneficially owned by such individual, (C)the date such shares were acquired and the investment intent of such acquisition, (D) whether such Shareholder believes any such individual is, or is not, an “interested person” of the Trust, as defined in the 1940 Act and information regarding such individual that is sufficient, in the discretion of the Board of Trustees or any committee thereof or any authorized officer of the Trust, to make such determination, (E) all other information relating to such individual that would be required to be disclosed in a proxy statement or otherwise required to be made in connection with solicitations of proxies for election of Trustees in a contested election pursuant to Regulation 14A (or any successor provision) under the 1934 Act (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a Trustee if elected), and (F) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such Shareholder and any Shareholder Associated Person (as defined below), if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 promulgated under Regulation S-K if the Shareholder making the nomination and any Shareholder Associated Person, or any affiliate or associate thereof or Person acting in concert therewith, were the “registrant” for purposes of such Item and the nominee were a Trustee or executive officer of such registrant; (ii) if the Shareholder Notice relates to any business other than a nomination of a Trustee or Trustees that the Shareholder proposes to bring before the meeting, set forth (A) a brief description of the business desired to be brought before the meeting, the reasons for proposing such business at the meeting and any material interest in such business of such Shareholder and any Shareholder Associated Person, individually or in the aggregate, including any anticipated benefit to the Shareholder and any Shareholder Associated Person therefrom and (B) a description of all agreements, arrangements and understandings between such Shareholder and such Shareholder Associated Person, if any, and any other Person or Persons (including their names) in connection with the proposal of such business by such Shareholder; (iii) set forth, as to the Shareholder giving the Shareholder Notice and any Shareholder Associated Person, (A) the class, series and number of all shares of beneficial interest of the Trust which are, directly or indirectly, owned beneficially and of record by such Shareholder and by such Shareholder Associated Person, if any, and the nominee holder for, and number of, shares owned beneficially but not of record by such Shareholder and by any such Shareholder Associated Person, (B) any option, warrant, convertible security, appreciation right or similar right with an exercise or conversion privilege or settlement payment date or mechanism at a price related to any class or series of shares of the Trust or with value derived in whole or in part from the value of any class or series of shares of the Trust, whether or not such instrument or right shall be subject to settlement in the underlying class or series of shares of beneficial interest of the Trust or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such Shareholder and by such Shareholder Associated Person, if any, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Trust, (C) any proxy, contract, arrangement, understanding or relationship pursuant to which such Shareholder and such Shareholder Associated Person, if any, has a right to vote any shares of any security of the Trust, (D) any short interest in any security of the Trust (for purposes of this Section 9.9(a)(2), a Person shall be deemed to have a short interest in a security if such Person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (E) any rights to dividends on the shares of the Trust owned beneficially by such Shareholder or Shareholder Associated Person, if any, that are separated or separable from the underlying shares of the Trust, (F) any proportionate interest in the shares of the Trust or Derivative Instruments held, directly or indirectly, by a general or limited partnership or other entity in which such Shareholder or Shareholder Associated Person, if any, is a general partner or holds a similar position or, directly or indirectly, beneficially owns an interest in a general partner or entity that holds a similar position, (G) any performance-related fees (other than an asset-based fee) that such Shareholder or Shareholder Associated Person, if any, is entitled to based on any increase or decrease in the value of shares of the Trust or Derivative Instruments, if any, as of the date of the Shareholder Notice, including without limitation any such interest held by members of such Shareholder’s or Shareholder Associated Person’s, if any, immediate family sharing the same household (which information shall be supplemented by such Shareholder or Shareholder Associated Person, if any, not later than ten days after the record date for the meeting to disclose such ownership as of the record date) and (H) any other derivative positions held of record or beneficially by the Shareholder and any Shareholder Associated Person and whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding has been made, the effect or intent of which is to mitigate or otherwise manage benefit, loss or risk of share price changes or to increase or decrease the voting power of, such Shareholder or any Shareholder Associated Person with respect to the Trust’s securities; (iv) set forth, as to the Shareholder giving the Shareholder Notice and any Shareholder Associated Person, (A) the name and address of such Shareholder as they appear on the Trust’s share ledger and current name and address, if different, and of such Shareholder Associated Person and (B) any other information relating to such Shareholder and Shareholder Associated Person, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of Trustees in a contested election pursuant to Regulation 14A (or any successor provision) of the 1934 Act; (v) set forth, to the extent known by the Shareholder giving the Shareholder Notice, the name and address of any other Shareholder or beneficial owner of Shares supporting the nominee for election or reelection as a Trustee or the proposal of other business on the date of the applicable Shareholder Notice; (vi) with respect to each nominee for election or reelection as a Trustee, be accompanied by a completed and signed questionnaire, representation and agreement required by Section 9.10 of these Bylaws; (vii) set forth any material interest of the Shareholder providing the Shareholder Notice, or any Shareholder Associated Person, in the matter proposed (other than as a shareholder of the Trust); and (viii) include a representation that the Shareholder or an authorized representative thereof intends to appear in person at the meeting to act on the matter(s) proposed. With respect to the nomination of an individual for election or reelection as a Trustee pursuant to Section 9 .9(a)(1)(iii), the Trust may require the proposed nominee to furnish such other information as may reasonably be required by the Trust to determine the eligibility of such proposed nominee to serve an in independent Trustee of the Trust or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such nominee. If a nominee fails to provide such written information within five Business Days, the information requested may be deemed by the Board of Trustees not to have been provided in accordance with this Section 9.9.

(3)	Notwithstanding anything in the second sentence of subsection (a)(2) of this Section 9.9 to the contrary, in the event the Board of Trustees increases the number of Trustees and there is no public announcement by the Trust naming all of the nominees for Trustee or specifying the size of the increased Board of Trustees at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a Shareholder Notice required by this Section 9.9(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive office of the Trust not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Trust.

(4)	For purposes of this Section 9.9, “Shareholder Associated Person” of any Shareholder shall mean (i) any Person controlling, directly or indirectly, or acting in concert with, such Shareholder, including any beneficial owner of the Trust’s securities on whose behalf a nomination or proposal is made, (ii) any beneficial owner of shares of beneficial interest of the Trust owned of record or beneficially by such Shareholder and (iii) any Person controlling, controlled by or under common control with such Shareholder Associated Person. For purposes of the definition of Shareholder Associated Person, the term “control” (including the terms “controlling,” “controlled by” and “under common control with”) has the same meaning as in Rule 12b-2 under the 1934 Act.

(b)	Special Meetings of Shareholders. Only such business shall be conducted at a special meeting of Shareholders as shall have been brought before the meeting pursuant to the notice of meeting given by the Secretary or Trustees pursuant to Section 9.3 of these By-laws. Nominations of individuals for election to the Board of Trustees may be made at a special meeting of Shareholders at which Trustees are to be elected (i) pursuant to the Trust’s notice of meeting given by the Secretary or Trustees pursuant to Section 9.3 of these By-laws, (ii) by or at the direction of the Board of Trustees or (iii) provided that the Board of Trustees has determined that Trustees shall be elected at such special meeting, by any Shareholder if such Shareholder (A) can demonstrate to the Trust record ownership of Shares both as of the time the Shareholder Notice was delivered to the Secretary as provided in Section 9.9(a)(2) of these By-laws and at the time of the special meeting, (B) is entitled to vote the applicable Shares at the special meeting and (C) has complied with the procedures set forth in this Section 9.9 as to such nomination. In the event that a special meeting of Shareholders is called for the purpose of electing one or more individuals to the Board of Trustees, any Shareholder may nominate an individual or individuals (as the case may be) for election to such position(s) as specified in the Trust’s notice of meeting, if the Shareholder Notice required by paragraph (2) of Section 9.9(a) of these By-laws shall be delivered to the Secretary at the principal executive office of the Trust not earlier than the 120th day prior to such special meeting of Shareholders and not later than 5:00 p.m., Eastern Time, on the 90th day prior to such special meeting or, if the first public announcement of the date of such special meeting of Shareholders is less than 100 days prior to the date of such special meeting, the tenth day following the day on which public announcement is first made of the date of the special meeting of Shareholders and of the nominees proposed by the Board of Trustees to be elected at such meeting. In no event shall any postponement or adjournment of a special meeting of Shareholders, or the public announcement thereof, commence a new time period (or extend any time period) for the giving of a Shareholder Notice.

(c)	General.

(1)	Upon written request by the Secretary or the Board of Trustees or any committee thereof, any Shareholder proposing a nominee for election as a Trustee or any proposal for other business at a meeting of Shareholders shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), written verification, satisfactory, in the discretion of the Board of Trustees or any committee thereof or any authorized officer of the Trust, to demonstrate the accuracy of any information submitted by the Shareholder pursuant to this Section 9.9. If a Shareholder fails to provide such written verification within such period, the information as to which written verification was requested may be deemed by the Board of Trustees not to have been provided in accordance with this Section 9.9. Notwithstanding anything herein to the contrary, the Trust shall have no obligation to inform a Shareholder of any defects with respect to the timing or substance of a Shareholder Notice or give such Shareholder an opportunity to cure any defects.

(2)	Only such individuals who are nominated in accordance with the procedures set forth in this Section 9.9 shall be eligible for election by Shareholders as Trustees, and only such business shall be conducted at a meeting of Shareholders as shall have been brought before the meeting in accordance with the procedures set forth in these By-laws. Except as otherwise provided by law, the Declaration or these By-laws, the chairman presiding over the meeting of Shareholders shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the Declaration and these By-laws and, if any proposed nomination or business is not in compliance with the procedures set forth in the Declaration or these By-laws, to declare that such defective proposal or nomination shall be disregarded. Any determination by the chairman presiding over a meeting of Shareholders shall be binding on all parties.

(3)	For purposes of this Section 9.9, “public announcement” shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or comparable news service, (ii) in a document publicly filed by the Trust with the Securities and Exchange Commission pursuant to the 1934 Act or the 1940 Act and the rules and regulations promulgated thereunder or (iii) on a Web site accessible to the public maintained by the Trust or by its investment adviser or an affiliate of such investment adviser with respect to the Trust.

(4)	Notwithstanding the foregoing provisions of this Section 9.9, a Shareholder shall also comply with all applicable law, including, without limitation, requirements of state law and of the 1934 Act and the rules and regulations promulgated thereunder, with respect to the matters set forth in this Section 9.9.

9.10	Submission of Questionnaire, Representation and Agreement. To be eligible to be a Shareholder nominee for election as a Trustee of the Trust, the proposed nominee must deliver (in accordance with the time periods prescribed for delivery of a Shareholder Notice) to the Secretary of the Trust at the principal executive office of the Trust a written questionnaire with respect to the background and qualification of such person (which questionnaire shall be provided by the Secretary of the Trust upon written request) and a written representation and agreement that such person (a) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any Person as to how such person, if elected as a Trustee of the Trust, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Trust or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a Trustee of the Trust, with such person’s fiduciary duties under applicable law, (b) is not and will not become a party to any agreement, arrangement or understanding with any Person other than the Trust with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a Trustee that has not been disclosed therein and (c) in such person’s individual capacity, would be in compliance, if elected as a Trustee of the Trust, and will comply with all applicable publicly disclosed trust governance, conflict of interest, confidentiality and share ownership and trading policies and guidelines of the Trust.

EXHIBIT H

ADVANCE NOTICE REQUIREMENTS FOR
DWS MUNICIPAL INCOME TRUST (“KTF”)
DWS STRATEGIC MUNICIPAL INCOME TRUST (“KSM”)

The following is an excerpt from the Amended and Restated By-Laws for KTF and KSM. The excerpt is qualified in its entirety by the complete Amended and Restated By-Laws for KTF and KSM. Any terms not defined herein have the meaning set forth in the Amended and Restated By-Laws.

2.6	Advance Notice of Shareholder Nominees for Trustees and Other Shareholder Proposals and Shareholder-Requested Special Meetings.

(a)	Applicability and Definitions. This Section 2.6 shall not apply to any preferred share of beneficial interest of the Trust or holder thereof to the extent that it would alter, amend or repeal any right, power or preference of such preferred share or any holder thereof. For purposes of this Section 2.6, the following terms have the following meanings: “Shareholder” means any record owner of common shares of beneficial interest of the Trust; “1934 Act” means the Securities Exchange Act of 1934 and the rules and regulations thereunder, all as amended from time to time; and “1940 Act” means the Investment Company Act of 1940 and the rules and regulations thereunder, all as amended from time to time.

(b) Annual Meetings of Shareholders.

(1)	Except as provided in Article IV Section 1(f) of the Declaration, Trustees shall be elected only at annual meetings. Nominations of individuals for election to the Board of Trustees and the proposal of other business to be considered by the shareholders may be made at an annual meeting (i) pursuant to the Trust’s notice of meeting given pursuant to Section 2.3 of these By-laws, (ii) by or at the direction of the Board of Trustees or (iii) by any Shareholder if such record owner (A) can demonstrate to the Trust record ownership of shares of beneficial interest of the Trust both as of the time the Shareholder Notice (as defined below) was delivered to the Secretary as provided in Section 2.6(b)(2) of these By-laws and at the time of the annual meeting, (B) is entitled to vote the applicable shares of beneficial interest of the Trust at the meeting and (C) has complied with the procedures set forth in this Section 2.6(b). The requirements of this Section 2.6 will apply to any business to be brought before an annual meeting by a Shareholder whether such business is to be included in the Trust’s proxy statement pursuant to Rule 14a-8 of the proxy rules (or any successor provision) promulgated under the 1934 Act, presented to shareholders by means of an independently financed proxy solicitation or otherwise presented to shareholders.

(2)	For nominations or other business to be properly brought before an annual meeting by a Shareholder pursuant to clause (iii) of paragraph (b)(1) of this Section 2.6, the Shareholder must have given timely notice thereof in writing to the Secretary of the Trust (a “Shareholder Notice”) and such other business must otherwise be a proper matter for action by the shareholders. To be timely, a Shareholder Notice shall be delivered to the Secretary at the principal executive office of the Trust not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date on which notice of the prior year’s annual meeting was first given to shareholders. However, in the event that the date of the annual meeting set forth in a notice of meeting given by the Secretary or Trustees pursuant to Section 2.3 of these By-laws is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, the Shareholder Notice, to be timely, must be so delivered not earlier than the 120th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the tenth day following the day on which public announcement of the date of such meeting is first made by the Trust. In no event shall any postponement or adjournment of an annual meeting, or the public announcement thereof, commence a new time period (or extend any time period) for the giving of a Shareholder Notice. To be in proper form, a Shareholder Notice (whether given pursuant to this Section 2.6(b)(2) or Section 2.6(c)) shall: (i) set forth as to each individual whom the Shareholder proposes to nominate for election or reelection as a Trustee, (A) the name, age, date of birth, nationality, business address and residence address of such individual, (B) the class, series and number of any shares of beneficial interest of the Trust that are owned of record or beneficially owned by such individual, (C) the date such shares were acquired and the investment intent of such acquisition, (D) whether such

Shareholder believes any such individual is, or is not, an “interested person” of the Trust, as defined in the 1940 Act and information regarding such individual that is sufficient, in the discretion of the Board of Trustees or any committee thereof or any authorized officer of the Trust, to make such determination, (E) all other information relating to such individual that would be required to be disclosed in a proxy statement or otherwise required to be made in connection with solicitations of proxies for election of Trustees in a contested election pursuant to Regulation 14A (or any successor provision) under the 1934 Act (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a Trustee if elected), and (F) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such Shareholder and any Shareholder Associated Person (as defined below), if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 promulgated under Regulation S-K if the Shareholder making the nomination and any Shareholder Associated Person, or any affiliate or associate thereof or Person acting in concert therewith, were the “registrant” for purposes of such Item and the nominee were a Trustee or executive officer of such registrant; (ii) if the Shareholder Notice relates to any business other than a nomination of a Trustee or Trustees that the Shareholder proposes to bring before the meeting, set forth (A) a brief description of the business desired to be brought before the meeting, the reasons for proposing such business at the meeting and any material interest in such business of such Shareholder and any Shareholder Associated Person, individually or in the aggregate, including any anticipated benefit to the Shareholder and any Shareholder Associated Person therefrom and (B) a description of all agreements, arrangements and understandings between such Shareholder and such Shareholder Associated Person, if any, and any other Person or Persons (including their names) in connection with the proposal of such business by such Shareholder; (iii) set forth, as to the Shareholder giving the Shareholder Notice and any Shareholder Associated Person,

(A) the class, series and number of all shares of beneficial interest of the Trust which are, directly or indirectly, owned beneficially and of record by such Shareholder and by such Shareholder Associated Person, if any, and the nominee holder for, and number of, shares owned beneficially but not of record by such Shareholder and by any such Shareholder Associated Person, (B) any option, warrant, convertible security, appreciation right or similar right with an exercise or conversion privilege or settlement payment date or mechanism at a price related to any class or series of shares of the Trust or with value derived in whole or in part from the value of any class or series of shares of the Trust, whether or not such instrument or right shall be subject to settlement in the underlying class or series of shares of beneficial interest of the Trust or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such Shareholder and by such Shareholder Associated Person, if any, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Trust, (C) any proxy, contract, arrangement, understanding or relationship pursuant to which such Shareholder and such Shareholder Associated Person, if any, has a right to vote any shares of any security of the Trust, (D) any short interest in any security of the Trust (for purposes of this Section 2.6(b)(2), a Person shall be deemed to have a short interest in a security if such Person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (E) any rights to dividends on the shares of the Trust owned beneficially by such Shareholder or Shareholder Associated Person, if any, that are separated or separable from the underlying shares of the Trust, (F) any proportionate interest in the shares of the Trust or Derivative Instruments held, directly or indirectly, by a general or limited partnership or other entity in which such Shareholder or Shareholder Associated Person, if any, is a general partner or holds a similar position, directly or indirectly, beneficially owns an interest in a general partner, or entity that holds a similar position (G) any performance-related fees (other than an asset-based fee) that such Shareholder or Shareholder Associated Person, if any, is entitled to based on any increase or decrease in the value of shares of the Trust or Derivative Instruments, if any, as of the date of the Shareholder Notice, including without limitation any such interest held by members of such Shareholder’s or Shareholder Associated Person’s, if any, immediate family sharing the same household (which information shall be supplemented by such Shareholder or Shareholder Associated Person, if any, not later than ten days after the record date for the meeting to disclose such ownership as of the record date) and (H) any other derivative positions held of record or beneficially by the Shareholder and any Shareholder Associated Person and whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding has been made, the effect or intent of which is to mitigate or otherwise manage benefit, loss or risk of share price changes or to increase or decrease the voting power of, such Shareholder or any Shareholder Associated Person with respect to the Trust’s securities; (iv) set forth, as to the Shareholder giving the Shareholder Notice and any Shareholder Associated Person, (A) the name and address of such Shareholder as they appear on the Trust’s share ledger and current name and address, if different, and of such Shareholder Associated Person and (B) any other information relating to such Shareholder and Shareholder Associated Person, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of Trustees in a contested election pursuant to Regulation 14A (or any successor provision) of the 1934 Act; (v) set forth, to the extent known by the Shareholder giving the Shareholder Notice, the name and address of any other shareholder or beneficial owner of shares of beneficial interest of the Trust supporting the nominee for election or reelection as a Trustee or the proposal of other business on the date of the applicable Shareholder Notice; (vi) with respect to each nominee for election or reelection as a Trustee, be accompanied by a completed and signed questionnaire, representation and agreement required by Section 2.6(e) of these Bylaws; (vii) set forth any material interest of the Shareholder providing the Shareholder Notice, or any Shareholder Associated Person, in the matter proposed (other than as a shareholder of the Trust); and (viii) include a representation that the Shareholder or an authorized representative thereof intends to appear in person at the meeting to act on the matter(s) proposed. With respect to the nomination of an individual for election or reelection as a Trustee pursuant to Section 2.6(b)(1)(iii), the Trust may require the proposed nominee to furnish such other information as may reasonably be required by the Trust to determine the eligibility of such proposed nominee to serve an in independent Trustee of the Trust or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such nominee. If a nominee fails to provide such written information within five Business Days, the information requested may be deemed by the Board of Trustees not to have been provided in accordance with this Section 2.6.

(3)	Notwithstanding anything in the second sentence of subsection (b)(2) of this Section 2.6 to the contrary, in the event the Board of Trustees increases the number of Trustees and there is no public announcement by the Trust naming all of the nominees for Trustee or specifying the size of the increased Board of Trustees at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a Shareholder Notice required by this Section 2.6(b) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive office of the Trust not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Trust.

(4)	For purposes of this Section 2.6, “Shareholder Associated Person” of any Shareholder shall mean (i) any Person controlling, directly or indirectly, or acting in concert with, such Shareholder, including any beneficial owner of the Trust’s securities on whose behalf a nomination or proposal is made, (ii) any beneficial owner of shares of beneficial interest of the Trust owned of record or beneficially by such Shareholder and (iii) any Person controlling, controlled by or under common control with such Shareholder Associated Person. For purposes of the definition of Shareholder Associated Person, the term “control” (including the terms “controlling,” “controlled by” and “under common control with”) has the same meaning as in Rule 12b-2 under the 1934 Act.

(c)	Special Meetings of Shareholders. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the notice of meeting given by the Secretary or Trustees pursuant to Section 2.3 of these By-laws. Nominations of individuals for election to the Board of Trustees may be made at a special meeting of shareholders at which Trustees are to be elected (i) pursuant to the Trust’s notice of meeting given pursuant to Section 2.3 of these By-laws, (ii) by or at the direction of the Board of Trustees or (iii) provided that the Board of Trustees has determined that Trustees shall be elected at such special meeting, by any Shareholder if such Shareholder (A) can demonstrate to the Trust record ownership of shares of beneficial interest in the Trust both as of the time the Shareholder Notice was delivered to the Secretary as provided in Section 2.6(b)(2) of these By-laws and at the time of the special meeting, (B) is entitled to vote the applicable shares at the special meeting and (C) has complied with the procedures set forth in this Section 2.6 as to such nomination. In the event a special meeting of shareholders is called for the purpose of electing one or more individuals to the Board of Trustees, any Shareholder may nominate an individual or individuals (as the case may be) for election to such position(s) as specified in the Trust’s notice of meeting, if the Shareholder Notice required by paragraph (2) of Section 2.6(b) shall be delivered to the Secretary at the principal executive office of the Trust not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m., Eastern Time, on the 90th day prior to such special meeting or, if the first public announcement of the date of such special meeting is less than 100 days prior to the date of such special meeting, the tenth day following the day on which public announcement is first made of the date of the special meeting of shareholders and of the nominees proposed by the Board of Trustees to be elected at such meeting. In no event shall any postponement or adjournment of a special meeting of shareholders, or the public announcement thereof, commence a new time period (or extend any time period) for the giving of a Shareholder Notice.

(d)	General.

(1)	Upon written request by the Secretary or the Board of Trustees or any committee thereof, any Shareholder proposing a nominee for election as a Trustee or any proposal for other business at a meeting of shareholders shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), written verification, satisfactory, in the discretion of the Board of Trustees or any committee thereof or any authorized officer of the Trust, to demonstrate the accuracy of any information submitted by the Shareholder pursuant to this Section 2.6. If a Shareholder fails to provide such written verification within such period, the information as to which written verification was requested may be deemed by the Board of Trustees not to have been provided in accordance with this Section 2.6. Notwithstanding anything herein to the contrary, the Trust shall have no obligation to inform a Shareholder of any defects with respect to the timing or substance of a Shareholder Notice or give such Shareholder an opportunity to cure any defects.

(2)	Only such individuals who are nominated in accordance with the procedures set forth in this Section 2.6 shall be eligible for election by shareholders as Trustees, and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in these By-laws. Except as otherwise provided by law, the Declaration or these By-laws, the chairman presiding over the meeting of shareholders shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the Declaration and these By-laws and, if any proposed nomination or business is not in compliance with the procedures set forth in the Declaration or these By-laws, to declare that such defective proposal or nomination shall be disregarded. Any determination by the chairman presiding over a meeting of shareholders shall be binding on all parties.

(3)	For purposes of this Section 2.6, “public announcement” shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or comparable news service, (ii) in a document publicly filed by the Trust with the Securities and Exchange Commission pursuant to the 1934 Act or the 1940 Act and the rules and regulations promulgated thereunder or (iii) on a Web site accessible to the public maintained by the Trust or by its investment adviser or an affiliate of such investment adviser with respect to the Trust.

(4)	Notwithstanding the foregoing provisions of this Section 2.6, a Shareholder shall also comply with all applicable law, including, without limitation, requirements of state law and of the 1934 Act and the rules and regulations promulgated thereunder, with respect to the matters set forth in this Section 2.6. Nothing in this Section 2.6 shall be deemed to affect any right of the holders of any series of the Trust’s preferred shares of beneficial interest (if any) if and to the extent provided under law, the Declaration of Trust or these By-laws.

(e)	Submission of Questionnaire, Representation and Agreement. To be eligible to be a Shareholder nominee for election as a Trustee of the Trust, the proposed nominee must deliver (in accordance with the time periods prescribed for delivery of a Shareholder Notice) to the Secretary of the Trust at the principal executive office of the Trust a written questionnaire with respect to the background and qualification of such person (which questionnaire shall be provided by the Secretary of the Trust upon written request) and a written representation and agreement that such person (a) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any Person as to how such person, if elected as a Trustee of the Trust, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Trust or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a Trustee of the Trust, with such person’s fiduciary duties under applicable law, (b) is not and will not become a party to any agreement, arrangement or understanding with any Person other than the Trust with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a Trustee that has not been disclosed therein and (c) in such person’s individual capacity, would be in compliance, if elected as a Trustee of the Trust, and will comply with all applicable publicly disclosed trust governance, conflict of interest, confidentiality and share ownership and trading policies and guidelines of the Trust.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

DWS MUNICIPAL INCOME TRUST – COMMON SHARES
JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 28, 2009
P
R
O
X
Y
The undersigned hereby appoints John Millette, Christopher Jackson and Rita Rubin, and each of them, the proxies of the undersigned, with full power of substitution to each of them, to vote all shares of the above-referenced fund (the “Fund”) which the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of the Fund to be held at the New York Marriott East Side, 525 Lexington Avenue, New York, New York 10017 on May 28, 2009, at 1:30 p.m., Eastern time, and at any adjournments thereof.
ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL BOARD MEMBER NOMINEES.

(CONTINUED, AND TO BE SIGNED, ON THE REVERSE SIDE.)

THE FUND OFFERS SHAREHOLDERS OF RECORD
THREE WAYS TO SUBMIT YOUR PROXY
TELEPHONE PROXY
This method of submitting a proxy is available for residents of the U.S., Puerto Rico and Canada. On a touch tone telephone, call TOLL FREE 1-877-381-4019, 24 hours a day, 7 days a week. Have this proxy card ready, then follow the prerecorded instructions. Your vote will be confirmed and cast as you have directed. Available 24 hours a day, 7 days a week until 5:00 p.m. Eastern Time on May 28, 2009.
INTERNET PROXY
Visit the Internet voting Web site at http://proxy.georgeson.com. Have this proxy card ready and follow the instructions on your screen. You will incur only your usual Internet charges. Available 24 hours a day, 7 days a week until 5:00 p.m. Eastern Time on May 28, 2009.
PROXY BY MAIL
Simply sign and date your proxy card and return it in the postage-paid envelope to Georgeson Inc., Wall Street Station, P.O. Box 1102, New York, NY 10269-0646. If you are submitting your proxy by telephone or the Internet, please do not mail your proxy card.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

X	Please mark votes as in this example

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND.
THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL BOARD MEMBER NOMINEES.

1.	Election of Board Members:
Class I
		(01) Dawn-Marie Driscoll	FOR all nominees	WITHHOLD
		(02) Keith R. Fox	listed (except as noted	authority to vote
		(03) Richard J. Herring	on the line below)	for all nominees
		(04) William N. Searcy, Jr.	☐	☐

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 28, 2009:
The Notice of Joint Annual Meeting of Shareholders, Proxy Statement and Proxy Card are available at
https://www.envisionreports.com/dws

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET

Date	, 2009

Signature

Signature (if held jointly)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

DWS MUNICIPAL INCOME TRUST – PREFERRED SHARES
JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 28, 2009
P
R
O
X
Y
The undersigned hereby appoints John Millette, Christopher Jackson and Rita Rubin, and each of them, the proxies of the undersigned, with full power of substitution to each of them, to vote all shares of the above-referenced fund (the “Fund”) which the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of the Fund to be held at the New York Marriott East Side, 525 Lexington Avenue, New York, New York 10017 on May 28, 2009, at 1:30 p.m., Eastern time, and at any adjournments thereof.
ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL BOARD MEMBER NOMINEES.

(CONTINUED, AND TO BE SIGNED, ON THE REVERSE SIDE.)

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

X	Please mark votes as in this example

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND.
THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL BOARD MEMBER NOMINEES.

1.	Election of Board Members:
	Class I	Preferred
	(01) Dawn-Marie Driscoll	(05) Robert H. Wadsworth	FOR all nominees	WITHHOLD
	(02) Keith R. Fox	(06) Axel Schwarzer	listed (except as noted	authority to vote
	(03) Richard J. Herring		on the line below)	for all nominees
	(04) William N. Searcy, Jr.		☐	☐

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 28, 2009:
The Notice of Joint Annual Meeting of Shareholders, Proxy Statement and Proxy Card are available at
https://www.envisionreports.com/dws

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Date	, 2009

Signature

Signature (if held jointly)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.